                                   A N N U A L
                                   R E P O R T

                                Select Value Fund
                                -----------------
                                 Value Plus Fund
                                -----------------
                                   Value Fund
                                -----------------

                                December 31, 2002

                             [LOGO] Heartland Funds
                           ---------------------------
                           AMERICA'S VALUE INVESTOR(R)

                              What It Means To Be A
                                 VALUE INVESTOR

        The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted an illustrious circle of disciples, including Heartland's Bill Nasgovitz.

        At Heartland Funds, value investing means buying stocks that are attractively priced relative to their intrinsic value, the amount we believe a company would be worth in a "going-private" or "buyout" scenario. To us, this is the most intelligent way to build a portfolio. We often find that a company's stock is undervalued because it is:

        . Misunderstood by investors
        . Under followed by Wall Street analysts
        . Temporarily oversold or out of favor
        . An emerging opportunity as yet undiscovered

        We search for overlooked and unpopular stocks - always looking for a measurable and positive difference between the true worth of a company and its current stock price. This creates what we refer to as a value gap.

                                Table Of Contents

EQUITY FUNDS
------------
   Letter to Shareholders .......................................................    2
   Summary of Value .............................................................    4
   Select Value Fund Management's Discussion of Fund Performance ................    6
   Value Plus Fund Management's Discussion of Fund Performance ..................    8
   Value Fund Management's Discussion of Fund Performance .......................   10
   Financial Statements .........................................................
     Schedules of Investments ...................................................   12
     Statements of Assets and Liabilities .......................................   21
     Statements of Operations ...................................................   22
     Statements of Changes in Net Assets ........................................   23
     Financial Highlights .......................................................   24
     Notes to Financial Statements ..............................................   27

ADDITIONAL INFORMATION
----------------------
   Summary of Management ........................................................   32
   Definitions ..................................................................   33

DEAR SHAREHOLDER

[PHOTO APPEARS HERE]

2002 Is History

The recession is over and the economy is improving. Unemployment may be higher than it was at the beginning of the year, but new jobless claims peaked in late 2001 and have since trended downward.

Yet, the stock market is down for the third consecutive year -- annualized returns of the major market indices for that period are in the negative double digits. Sell-offs of this magnitude have historically been reserved for World Wars, Great Depressions and the OPEC Embargo. While it is undoubtedly true that, "the market abhors uncertainty," our pending conflict with Iraq and diplomatic crisis with North Korea have not short-circuited the world's greatest financial market. Nor have a handful of crooked CEOs. Enough, already!

Looking back at last year's stock market, and ahead to 2003, we are struck by both the quantity and quality of positives that we see on the current landscape.

.. The U.S. economy is growing. In 2002, final numbers are expected to show that our economy grew 2.7%. While that is slightly below the long-run average, growth has been accelerating, and there is good reason to believe that this trend could continue:

       . Fiscal policy - even with the economy well on its way to recovery, the politicians appear ready to add fuel to the fire with a tax cut. Even though there is rarely complete agreement on anything in Washington, the debate on this stimulus package has dramatically shifted from "if" to "how and how soon."

       . Monetary policy - the Federal Reserve has remained committed to keeping the printing presses rolling and the money supply expanding. In addition, record low interest rates are cutting the debt expenses and improving the balance sheets of many consumers. It has also made capital more accessible to Corporate America.

.. Capex can't get much lower. Capital expenditures, corporate investments in more/better equipment and newer/faster technologies, has plummeted to near-subsistence levels. With inventories and interest rates low, just a hint of a robust recovery could spark a substantial round of Capex spending.

.. Increased clarity on Wall Street. Big fines and Federal indictments may have shaken investor sentiment, but they have also created an environment where publically traded companies have additional incentive to provide portfolio managers and analysts with truly trustworthy numbers.

.. Valuations are compelling. Relative to their larger counterparts, smaller companies are currently trading at larger than normal price discounts based on earnings, cash flows and book values. In other words, we are finding better values with more upside potential in smaller stocks.

.. Still nowhere near previous highs. Even though the market turned in a positive direction in the fourth quarter of 2002, we believe there is still meaningful upside for the decisive value investor.

.. M&A to add value. Expectations of merger and acquisition activity were down for the third consecutive year in 2002, but with an economic recovery, we anticipate a reversal. This would be another positive, especially for the small/micro-capitalization sector of the stock market.

In short, it's hard for us to be anything but enthusiastic. As we said in last quarter's report to Fund shareholders, "Bear markets create opportunities."

2 | Annual Report

Where Do You Want To Put Your Money?

Over that last three years, small and midsize companies have outperformed their larger counterparts, and we are optimistic that this trend will continue. Our bullish view of these stocks is further fueled by their long-term results. In particular, the performance of small and micro-cap stocks has been remarkable. Our shareholders know that these sectors are the domain of the Heartland Value Fund, while the Value Plus Fund is dedicated to small-caps. The Select Value Fund, with its multi-cap approach, invests in small, mid and large company value stocks./1/

                         U.S. Equity Performance By Size
            Total Returns December 1973 - December 2002, For Every $1

         Micro Cap         Small Cap        Mid Cap  Large Cap
"12/73"  1                 1                1        1
         1.2               1.08             1.03     0.98
         1.19              1.1              1.04     0.97
         1.21              1.07             1.01     0.95
         1.13              1                0.94     0.92
         1.04              0.93             0.89     0.9
         1.01              0.89             0.86     0.88
         0.96              0.85             0.82     0.81
         0.89              0.77             0.73     0.74
         0.82              0.71             0.68     0.65
         0.88              0.79             0.79     0.77
         0.82              0.76             0.77     0.73
"12/74"  0.74              0.71             0.75     0.72
         1.05              0.89             0.89     0.79
         1.07              0.94             0.94     0.85
         1.21              1                0.97     0.86
         1.22              1.04             1.02     0.91
         1.31              1.11             1.07     0.96
         1.44              1.19             1.16     1
         1.45              1.14             1.09     0.93
         1.35              1.1              1.07     0.92
         1.29              1.06             1.03     0.88
         1.3               1.11             1.08     0.94
         1.33              1.14             1.12     0.97
"12/75"  1.32              1.14             1.12     0.95
         1.69              1.34             1.27     1.06
         1.96              1.43             1.3      1.04
         1.96              1.45             1.31     1.08
         1.9               1.43             1.3      1.07
         1.83              1.41             1.29     1.06
         1.89              1.48             1.36     1.11
         1.88              1.48             1.35     1.1
         1.84              1.46             1.34     1.1
         1.87              1.49             1.36     1.13
         1.82              1.46             1.34     1.1
         1.86              1.51             1.36     1.09
"12/76"  2.09              1.65             1.46     1.15
         2.2               1.65             1.41     1.09
         2.19              1.62             1.38     1.07
         2.22              1.63             1.38     1.05
         2.24              1.66             1.4      1.05
         2.25              1.65             1.39     1.03
         2.4               1.75             1.46     1.09
         2.41              1.74             1.43     1.07
         2.37              1.71             1.4      1.06
         2.4               1.72             1.4      1.06
         2.32              1.68             1.35     1.01
         2.58              1.81             1.42     1.05
"12/77"  2.62              1.82             1.44     1.05
         2.62              1.75             1.36     0.99
         2.71              1.77             1.34     0.97
         2.95              1.88             1.4      0.99
         3.19              2.01             1.5      1.08
         3.45              2.1              1.54     1.09
         3.46              2.1              1.53     1.07
         3.63              2.23             1.62     1.13
         4.05              2.38             1.68     1.16
         4.03              2.35             1.67     1.16
         3.14              1.97             1.48     1.07
         3.34              2.06             1.53     1.1
"12/78"  3.35              2.09             1.54     1.12
         3.74              2.25             1.63     1.16
         3.66              2.19             1.58     1.13
         4.01              2.39             1.7      1.19
         4.13              2.44             1.71     1.2
         4.11              2.41             1.7      1.18
         4.31              2.55             1.8      1.23
         4.38              2.62             1.85     1.23
         4.72              2.82             1.97     1.31
         4.68              2.81             1.97     1.31
         4.19              2.55             1.81     1.23
         4.5               2.74             1.92     1.29
"12/79"  4.8               2.86             1.99     1.31
         5.31              3.05             2.11     1.4
         5.19              2.98             2.05     1.43
         4.24              2.54             1.83     1.29
         4.47              2.7              1.94     1.35
         4.8               2.91             2.08     1.41
         5                 3.03             2.18     1.46
         5.53              3.32             2.35     1.54
         5.93              3.47             2.4      1.56
         6.13              3.57             2.46     1.6
         6.34              3.63             2.49     1.63
         6.56              3.86             2.65     1.82
"12/80"  6.35              3.76             2.62     1.77
         6.55              3.72             2.54     1.65
         6.63              3.78             2.58     1.68
         7.2               4.09             2.8      1.69
         7.45              4.14             2.79     1.62
         7.69              4.24             2.85     1.6
         7.74              4.18             2.8      1.61
         7.49              4.07             2.78     1.65
         6.95              3.83             2.64     1.55
         6.41              3.58             2.5      1.44
         6.9               3.81             2.66     1.53
         7.07              3.95             2.79     1.61
"12/81"  6.93              3.88             2.7      1.56
         6.91              3.74             2.61     1.52
         6.66              3.58             2.49     1.43
         6.62              3.55             2.46     1.41
         6.88              3.73             2.57     1.47
         6.75              3.61             2.46     1.45
         6.58              3.52             2.38     1.41
         6.54              3.46             2.32     1.36
         6.98              3.85             2.62     1.53
         7.21              3.93             2.66     1.54
         8.2               4.48             3        1.69
         9.09              4.76             3.14     1.73
"12/82"  9.26              4.82             3.19     1.78
         10.15             5.05             3.29     1.83
         10.7              5.3              3.39     1.88
         11.29             5.53             3.49     1.95
         12.14             5.89             3.71     2.11
         13.46             6.2              3.83     2.08
         13.95             6.45             3.94     2.17
         13.78             6.3              3.81     2.1
         13.41             6.18             3.83     2.15
         13.44             6.35             3.92     2.18
         12.73             6.06             3.82     2.16
         13.41             6.37             3.95     2.2
"12/83"  13.19             6.27             3.9      2.2
         13.38             6.09             3.81     2.19
         12.51             5.77             3.61     2.09
         12.55             5.82             3.68     2.12
         12.17             5.78             3.64     2.15
         11.5              5.49             3.43     2.05
         11.65             5.67             3.52     2.09
         11.02             5.43             3.4      2.07
         12.15             6.09             3.83     2.3
         12.19             6.06             3.86     2.3
         11.8              6.02             3.85     2.3
         11.22             5.93             3.83     2.28
"12/84"  11.22             6.04             3.94     2.33
         12.93             6.77             4.3      2.49
         13.45             6.89             4.37     2.53
         13.2              6.77             4.37     2.54
         12.91             6.71             4.35     2.54
         13.12             6.98             4.61     2.68
         13.07             7.1              4.7      2.72
         13.43             7.25             4.7      2.71
         13.32             7.19             4.67     2.7
         12.5              6.81             4.42     2.62
         12.75             7.04             4.64     2.73
         13.35             7.51             4.95     2.92
"12/85"  13.78             7.79             5.14     3.04
         14.34             7.92             5.25     3.05
         15.22             8.48             5.63     3.27
         15.81             8.88             5.92     3.44
         16.13             9.01             5.88     3.41
         16.57             9.35             6.16     3.58
         16.66             9.38             6.21     3.63
         15.37             8.6              5.8      3.44
         15.47             8.93             6.24     3.71
         14.61             8.42             5.85     3.43
         14.91             8.68             6.1      3.6
         14.75             8.65             6.13     3.68
"12/86"  14.26             8.48             5.96     3.59
         15.82             9.44             6.72     4.06
         17.09             10.16            7.12     4.2
         17.66             10.37            7.22     4.33
         17.21             10.04            7.03     4.26
         17.16             10.01            7.05     4.3
         17.39             10.3             7.33     4.52
         17.84             10.62            7.66     4.72
         18.01             10.98            7.93     4.9
         17.93             10.76            7.76     4.79
         12.88             7.91             5.9      3.89
         12.15             7.54             5.63     3.57
"12/87"  12.29             8.06             6.07     3.8
         13.4              8.44             6.33     3.95
         14.4              9.1              6.83     4.12
         15.09             9.43             6.91     3.98
         15.21             9.59             6.94     4.02
         14.8              9.39             6.91     4.05
         15.54             10.02            7.36     4.23
         15.49             9.93             7.24     4.21
         15.26             9.68             7.1      4.08
         15.44             9.91             7.31     4.25
         15.23             9.85             7.34     4.36
         14.77             9.59             7.19     4.3
"12/88"  15.08             9.88             7.35     4.38
         15.81             10.36            7.78     4.67
         15.97             10.42            7.78     4.55
         16.29             10.64            7.88     4.66
         17.16             11.07            8.24     4.89
         17.51             11.47            8.56     5.07
         17.31             11.33            8.53     5.05
         17.59             11.77            9.01     5.49
         17.91             12.09            9.26     5.59
         18.05             12.11            9.18     5.57
         17.06             11.44            8.73     5.47
         16.75             11.47            8.85     5.57
"12/89"  16.3              11.42            8.96     5.71
         15.49             10.51            8.27     5.33
         15.55             10.77            8.44     5.39
         15.75             11.12            8.68     5.52
         15.35             10.73            8.29     5.38
         15.77             11.37            9.01     5.88
         15.79             11.39            8.95     5.84
         15.1              10.99            8.75     5.83
         13.25             9.65             7.88     5.33
         12.18             8.76             7.32     5.09
         11.39             8.27             7.04     5.07
         11.69             8.88             7.65     5.41
"12/90"  11.48             9.15             7.96     5.55
         12.65             9.84             8.5      5.77
         14.66             10.96            9.26     6.16
         16.05             11.61            9.58     6.28
         16.54             11.68            9.66     6.29
         16.87             12.12            10.11    6.52
         16.16             11.67            9.66     6.24
         17.33             12.11            10.12    6.52
         17.57             12.49            10.36    6.67
         17.7              12.47            10.26    6.59
         18.11             12.67            10.44    6.68
         17.62             12.14            10.04    6.44
"12/91"  18.08             13.01            11.01    7.09
         21.5              13.95            11.28    6.93
         22.95             14.3             11.5     6.98
         22.88             13.82            11.17    6.84
         22.13             13.36            11.17    7.02
         22.37             13.45            11.26    7.08
         21.43             12.96            10.98    6.97
         22.01             13.38            11.45    7.26
         21.55             13.02            11.13    7.15
         21.91             13.21            11.28    7.21
         22.13             13.58            11.56    7.23
         23.52             14.62            12.12    7.44
"12/92"  24.7              15.01            12.47    7.49
         26.96             15.51            12.7     7.54
         26.65             15.17            12.63    7.62
         27.74             15.55            13.09    7.78
         27.2              15.07            12.76    7.57
         27.92             15.7             13.25    7.78
         28.4              15.73            13.36    7.78
         28.95             15.92            13.39    7.69
         29.99             16.58            13.92    7.98
         31.09             16.92            13.99    7.91
         32.99             17.41            14.18    8.12
         32.19             16.93            13.87    8.08
"12/93"  32.43             17.4             14.46    8.16
         34.26             17.98            14.83    8.42
         34.06             17.84            14.66    8.17
         32.82             16.88            13.99    7.81
         32.18             16.77            14.07    7.9
         32.2              16.63            14       8.04
         31.73             16.13            13.57    7.83
         32.01             16.37            14.02    8.11
         32.73             17.25            14.78    8.43
         33.38             17.29            14.53    8.24
         33.47             17.19            14.56    8.43
         32.26             16.53            13.92    8.15
"12/94"  33.02             16.61            14.12    8.26
         34.13             16.6             14.21    8.35
         34.72             17.18            14.9     8.52
         35.09             17.54            15.26    8.68
         35.95             17.96            15.51    9.04
         36.66             18.32            15.83    9.26
         38.51             19.12            16.38    9.34
         40.69             20.22            17.28    9.79
         42.21             20.71            17.52    9.76
         43.35             21.17            17.89    10.09
         41.88             20.15            17.42    10.12
         42.3              20.96            18.17    10.49
"12/95"  43.14             21.53            18.24    10.67
         44.26             21.64            18.44    11.04
         45.67             22.31            18.86    11.19
         46.63             22.82            19.25    11.27
         49.37             24.3             20.07    11.45
         53.69             25.46            20.41    11.75
         51.43             24.48            19.9     11.79
         46.69             22.31            18.59    11.27
         48.46             23.58            19.59    11.52
         49.47             24.52            20.49    12.18
         48.46             24.08            20.42    12.47
         48.96             24.73            21.54    13.42
"12/96"  49.14             25.33            21.62    13.17
         51.74             26.23            22.09    14.01
         50.82             25.53            21.78    14.08
         48.08             24.19            20.78    13.46
         46.11             23.75            21.04    14.26
         50.72             26.49            22.95    15.15
         53.45             28.05            23.95    15.81
         56.77             29.51            25.48    17.13
         59.05             30.66            25.78    16.33
         64.62             33.33            27.63    17.3
         62.27             32.4             26.62    16.94
         61.26             32.17            27.09    17.82
"12/97"  60.81             33.3             27.96    18.29
         60.41             33.64            27.94    18.61
         64.12             36.54            30.51    20.06
         67.26             38.76            32.23    21.26
         68.55             39               32.39    21.53
         65.1              36.83            31.16    21.13
         63.7              36.97            31.47    22.07
         59.64             34.16            29.85    21.87
         47.18             27.53            24.48    18.66
         49.47             29.58            26.18    19.85
         50.66             30.72            27.95    21.44
         54.74             32.4             29.3     22.8
"12/98"  57.08             34.32            31.22    24.28
         59.88             34.48            31.06    25.41
         55.99             31.86            29.65    24.6
         54.97             32.53            30.46    25.67
         60.47             35.65            33.4     26.62
         61.64             35.99            33.47    25.98
         65.36             38.35            35.02    27.3
         65.23             37.67            34.32    26.41
         63.82             36.63            33.42    26.23
         63.45             36.69            32.73    25.52
         62.89             37.32            34.25    27.28
         69.44             39.91            36.41    27.91
"12/99"  79.93             44.8             41.52    29.61
         84.31             43.96            39.77    28.35
         97.99             48.66            41.95    28.63
         93.52             48.6             42.71    31.04
         81.65             44.46            40.5     29.39
         74.76             42.36            39.52    28.14
         84.57             46.19            40.76    29.44
         81.37             44.72            40.34    29
         89.27             48.37            43.67    31.18
         88.61             46.86            42.64    29.46
         81.86             44.93            40.94    28.99
         72.14             40.75            37.33    26.13
"12/00"  75.02             44.29            40.4     26.19
         89.27             47.84            42.45    26.99
         81.34             43.54            38.92    24.25
         77.05             40.73            36.48    22.53
         82.45             44.5             40.35    24.31
         90.04             46.03            40.92    24.46
         90.25             46.15            40.15    23.85
         86.88             44.39            39.02    23.47
         84.49             42.95            37.23    21.95
         73.82             37.02            32.63    20.24
         78.24             39.17            33.99    20.64
         84.07             42.2             36.88    22.26
"12/01"  89.62             44.83            38.51    22.42
         88.51             43.6             37.75    21.73
         84.87             42.31            37.34    21.25
         92.92             45.71            39.77    22.01
         94.8              45.62            39.08    20.61
         92.32             43.91            38.53    20.45
         89.26             41               35.27    18.95
         76.76             36.02            31.91    17.63
         76.18             36.37            31.93    17.78
         70.91             33.96            29.13    15.94
         71.92             34.79            30.35    17.37
         77.52             37.29            32.66    18.28
"12/02"  75.26             35.76            31.27    17.27

Outlook

2002 was a tough year, but we believe the stock market's decline, along with positive economic growth, low interest rates and favorable valuations have created a bullish environment for smaller companies with reasonable stock prices. Add to that the long-term outperformance of micro, small and mid-cap companies, and we believe it's a great time to be a Heartland value investor!

Sincerely,

/s/ William J. Nasgovitz
[ILLEGIBLE]

William J. Nasgovitz
President

/1/ Performance quoted represents past performance, and is no guarantee of future results. The chart is provided by Merrill Lynch Quantitative Analysis and is for illustrative purposes only and does not represent the performance of any investment product. The capitalization categories are unmanaged and represent all U.S. common stocks within the market cap ranges noted. Micro, small, mid and large cap categories are defined as $60 to $325 million, $325 million to $1.8 billion, $1.8 to $6.0 billion and over $6.0 billion, respectively. The categories may differ from those used by Heartland. Stocks of small and micro-cap companies may be more volatile and less liquid than those of larger companies. (Excludes stocks valued at less than $2.00 per share and ADRs.) Index definitions and investment terms are listed on the final page of this report.

                                                           December 31, 2002 | 3

                      The Heartland Family of Equity Funds
                                Summary of Value

------------------------------------------------------------------------------------------------
                                             Heartland           Heartland           Heartland
Performance for the Year                   Select Value         Value Plus             Value
Ended December 31, 2002/1/                      Fund                Fund               Fund
------------------------------------------------------------------------------------------------
  3 Months*                                    10.15%              11.51%               7.58%
  1 Year                                      -13.85%              -3.79%             -11.49%
  Average Annual Total Return for:
------------------------------------------------------------------------------------------------
  3 Years                                       9.43%               5.73%               5.34%
  5 Years                                       6.33%               1.40%               5.29%
  10 Years                                        --                  --               11.70%
  15 Years                                        --                  --               14.09%
  Since Inception                               9.45%               9.66%              13.85%

------------------------------------------------------------------------------------------------
Value of $10,000                             $17,537             $23,309            $103,369
from inception date                         (10/11/96)          (10/26/93)          (12/28/84)
------------------------------------------------------------------------------------------------

*Not Annualized

4 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
Selected Portfolio Holdings for the                    Heartland                                         Heartland
Year Ended December 31, 2002                         Select Value                                       Value Plus
(% of the Fund's total net assets)/2/                    Fund                                              Fund
-----------------------------------------------------------------------------------------------------------------------------------
   Low Price-to-Earnings Ratio        Borg Warner, Inc. .....................  2.9%     Colonial BancGroup, Inc. ............  2.1%
                                      Cooper Tire & Rubber Co. ..............  2.3      De Rigo S.p.A. (ADR) ................  2.2
                                      Federated Department Stores, Inc. .....  2.1      Ryder System, Inc. ..................  2.3
                                      Goodrich Corp. ........................  2.0      Stride Rite Corp. ...................  2.9
                                      Washington Mutual, Inc. ...............  2.4      Urstadt Biddle Properties ...........  3.5

   Low Price-to-Cash Flow Ratio       AOL Time Warner, Inc. .................  2.4%     C & D Technologies, Inc. ............  3.1%
                                      Cooper Tire & Rubber Co. ..............  2.3      De Rigo S.p.A. (ADR) ................  2.2
                                      Federated Department Stores, Inc. .....  2.1      First American Corp. ................  3.3
                                      First American Corp. ..................  2.9      Lance, Inc. .........................  1.0
                                      Ryder System, Inc. ....................  2.0      Ryder System, Inc. ..................  2.3

   Low Price-to-Book Ratio            AOL Time Warner, Inc. .................  2.4%     Bassett Furniture Industries, Inc. ..  1.8%
                                      Prudential Financial, Inc. ............  3.2      De Rigo S.p.A. (ADR) ................  2.2
                                      Ryder System, Inc. ....................  2.0      Steelcase, Inc. (Class A) ...........  2.4
                                      Saks Inc. .............................  2.2      Stewart & Stevenson Services, Inc. ..  3.1
                                      Texas Industries, Inc. ................  1.1      TriQuint Semiconductor, Inc. ........  1.6
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Selected Portfolio Holdings for the                    Heartland
Year Ended December 31, 2002                             Value
(% of the Fund's total net assets)/2/                     Fund
-----------------------------------------------------------------------------------
   Low Price-to-Earnings Ratio        AmerUs Group Co. ......................  0.8%
                                      Checkers Drive-In Restaurants, Inc. ...  0.3
                                      RCM Technologies, Inc. ................  0.2
                                      Ribapharm, Inc. .......................  2.1
                                      Tommy Hilfiger Corp. ..................  0.2

   Low Price-to-Cash Flow Ratio       Duckwall-ALCO Stores, Inc. ............  0.5%
                                      Marten Transport, Ltd. ................  0.7
                                      Nuevo Energy Co. ......................  0.8
                                      Stelmar Shipping, Ltd. ................  0.5
                                      URS Corp. .............................  1.1

   Low Price-to-Book Ratio            Buca, Inc. ............................  0.5%
                                      Circuit City Stores, Inc. .............  0.8
                                      Galyan's Trading Co. ..................  0.5
                                      Midwest Express Holdings, Inc. ........  0.3
                                      Quintiles Transnational Corp. .........  1.2
-----------------------------------------------------------------------------------

Stocks of small and micro-cap companies may be more volatile and less liquid than those of larger companies. Frequently, micro-cap stocks have little or no Wall Street coverage. The capitalization ranges used by Heartland may differ from those used by other financial institutions and reporting services. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on these Funds' net asset values and performance than for other funds.

/1/Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. For current performance information, call 1-800-432-7856. Value of $10,000 from inception date represents a hypothetical investment in the Fund for the period ended December 31, 2002. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund's expenses. Without such waiver, total returns of this Fund prior to this date would have been lower.

/2/Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report.

                                                           December 31, 2002 | 5

                           Heartland Select Value Fund

                         Average Annual Total Returns/1/

                                                                 Since
                            Three      One     Three   Five    Inception
                            Months     Year    Year    Year    (10/11/96)
------------------------------------------------------------------------
Heartland                   10.15%   -13.85%   9.43%   6.33%      9.45%
Select Value Fund
------------------------------------------------------------------------
S&P MidCap 400               6.57    -10.10    7.18    5.69      11.10
Barra Value Index/3/
------------------------------------------------------------------------
S&P 500                      8.44    -22.10  -14.55   -0.59       5.40
Index
------------------------------------------------------------------------

            See footnote (1) for additional total return information.

"The Heartland Select Value Fund - which was up 30.63% and 16.43% in the prior two years - proved for the third consecutive year to be more resilient than the S&P 500./1/"

                              [PHOTO APPEARS HERE]
                              M. Gerard Sandel, CFA
                             Lead Portfolio Manager

                              [PHOTO APPEARS HERE]
                               Eric J. Miller, CMA
                              Portfolio Co-Manager

Difficult. Volatile. Challenging. The third consecutive down year for the stock market, as measured by the S&P 500 Index, has taken its toll on many investors. What's more, 2002 proved to be the worst of the lot for this index as the widely quoted yardstick posted a -22.10% total return for the twelve-month period. Looking back at the calendar years 2000 and 2001, this basket of stocks returned -9.10% and -11.88%, respectively.

In contrast, the Heartland Select Value Fund - which was up 30.63% and 16.43% in the prior two years - proved for the third consecutive year to be more resilient than the S&P 500. For the one-year period ended December 31, 2002, the Fund was down 13.85%. During this period, the benchmark S&P 400 MidCap Barra Value Index also posted a negative total return of -10.10%. For the fourth quarter of 2002, the Fund was up 10.15% and outperformed both of these indices. The S&P 500 Index was up 8.44% and the S&P MidCap 400 Barra Value Index returned 6.57% for the three months ended December 31, 2002.

Style And Performance

We believe one of the keys to the performance of the Select Value Fund was our multi-capitalization investment process. Using this approach, the Fund was able to pursue what its portfolio managers believed were the best values in small, medium, and large company stocks. This year, shareholders of the Fund benefited from our comparatively positive outlook for small and mid-sized companies as they outperformed their large-capitalization counterparts. As of December 31, 2002, the Select Value Fund held the following diversification across the capitalization spectrum:

      Heartland Select                Percentage of Equity
        Value Fund/2/              Investments as of 12/31/02
---------------------------------------------------------------
     Small-Cap Companies                      54.7%
       Mid-Cap Companies                      20.9%
     Large-Cap Companies                      24.4%

More importantly, we believe the ability of the Fund to make meaningful and timely allocation decisions to favor sectors of the stock market that offer the best values will continue to benefit shareholders.

6 | Annual Report

                                Select Value Fund
                      Growth of $10,000 since inception/1/

                                    [GRAPH]

         Select Value   S&P 500         S&P Barra Midcap Value
10/11/96 10000          10000           10000
12/96    10500          10714           10892
         10660          11002           10890
         12140          12923           12165
         13270          13891           13886
12/97    12905          14289           14367
         14542          16283           16078
         13650          16821           15411
         11468          15148           13258
12/98    13129          18372           15321
         12396          19289           14087
         14184          20649           16191
         12756          19359           14614
12/99    13384          22240           15677
         13966          22748           16660
         14012          22144           16217
         15438          21930           18333
12/00    17485          20214           20042
         18098          17817           19351
         18651          18860           21553
         17074          16092           18749
12/01    20357          17811           21472
         21816          17860           23603
         19946          15467           22218
         15921          12794           18113
12/02    17537          13872           19303

Pro-Cyclical Stocks

As 2002 progressed, we shifted the allocation of the Select Value Fund toward pro-cyclical stocks. These are the stocks of companies that should benefit the most as the U.S. comes out of its slow-growth doldrums. With the consumer continuing to spend and interest rates at 40-year lows both spurring the economy, we believed investing in these sectors was both opportunistic and prudent - based on stock prices relative to earnings, cash flows and book values. While some of these companies did aid the performance of the Fund this past year, particularly relative to the indices, many of these stocks are still undervalued in our estimation. As a result, we continue to favor issues in this area of the market.

Outlook

As we head into 2003, we are guardedly upbeat. We are optimistic that the consumer will continue to be the world's stalwart. In addition, manufacturing in our economy may get jumpstarted by a weakening U.S. dollar, which in turn, will make our exports cheaper. Most importantly, we believe capital spending should see a marked increase as low interest rates and fierce competition should force companies to reconsider previously postponed projects. If these forces come to bear on the economy, we believe long-term, value-oriented investors should be rewarded.

                            As of December 31, 2002
----------------------------------------------------------------------
                      Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents) .........           41
Net assets .............................................  $56.27 mil.
NAV ....................................................  $     14.87
Median market cap ......................................  $ 1,769 mil
Weighted average market cap ............................  $14,064 mil
Fund vs. S&P MidCap 400 Barra Value Index
   Alpha ...............................................         0.19
   Beta ................................................         0.88
   R-squared ...........................................         0.81

                               Valuation Analysis

                           Price/Earning       Price/Cash Flow      Price/Book
Select Value Fund                17.1                8.4               1.4
S&P 400 Midcap Barra Value       15.5                7.5               1.6
S&P 500                          22.3               11.8               3.2

Based on 12-month actual earnings, excludes negative earnings. Source: FactSet Systems, Inc. and Heartland Advisors, Inc.

 Top Ten Holdings - % of Net Assets/4/ (Excludes cash equivalents)

ADTRAN, Inc. ................................................... 4.3%
Mylan Laboratories, Inc. ....................................... 3.6
Allstate Corp. ................................................. 3.4
Prudential Financial, Inc. ..................................... 3.2
Carlisle Companies, Inc. ....................................... 3.1
SBC Communications, Inc. ....................................... 3.0
Stewart & Stevenson Services, Inc. ............................. 3.0
First American Corp. ........................................... 2.9
Borg Warner, Inc. .............................................. 2.9
Koninklijke (Royal) Phillips Electronics, N.V. ................. 2.8

The Fund invests in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/ Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of date indicated and current performance may differ due to market volatility. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended December 31, 2002. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund's expenses. Without such waiver, total returns prior to this date would have been lower.

/2/ Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion and small-cap companies to be smaller than $2 billion. Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value.

/3/ For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996.

/4/ Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report.

                                                           December 31, 2002 | 7

                            Heartland Value Plus Fund

                         Average Annual Total Returns/1/

                                                         Since
                   Three      One      Three   Five    Inception
                   Months     Year     Year    Year    (10/26/93)
-----------------------------------------------------------------
Heartland          11.51%    -3.79%    5.73%   1.40%      9.66%
Value Plus Fund
-----------------------------------------------------------------
Russell 2000        4.92    -11.43     7.45    2.71       9.48
Value Index
-----------------------------------------------------------------
Russell 2000        6.16    -20.48    -7.54   -1.36       5.98
Index
-----------------------------------------------------------------

            See footnote (1) for additional total return information.

                              [PHOTO APPEARS HERE]
                              M. Gerard Sandel, CFA
                             Lead Portfolio Manager

                              [PHOTO APPEARS HERE]
                              William J. Nasgovitz
                              Portfolio Co-Manager

                              [PHOTO APPEARS HERE]
                             D. Rodney Hathaway, CFA
                              Portfolio Co-Manager

"If dividend payments are made tax exempt, that may give several of the Value Plus Fund's holdings a strong catalyst for stock price appreciation."

For the year ended December 31, 2002, the Heartland Value Plus Fund was down 3.79%. This outperformed both the Russell 2000 Index of small company stocks and the Russell 2000 Value Index, the lower price-to-book subset index. For this twelve-month period, the benchmarks for the Fund posted total returns of -20.48% and -11.43%, respectively.

Despite the negative sentiment of many investors throughout the year, 2002 did manage to close on a positive note. For the fourth quarter, the Value Plus Fund was up 11.51%. This return compared quite favorably to the Russell 2000 and Russell 2000 Value Indices, which posted total returns of 6.16% and 4.92%, respectively, for this three-month period.

Another Peer-Topping Year

While few, if any, investors enjoy seeing negative returns, we were pleased with the relative performance we delivered to the Fund's shareholders over the past year. In addition to beating both of our benchmarks, the Fund, according to Lipper, also outpaced most of our small-capitalization value peers.

Moreover, for the two-year period ended December 31, 2002, the average annual total return of +13.87% for the Value Plus Fund earned it a ranking of #8 out of the 218 funds in the Lipper small-cap value fund category - that put us in the top 4%!/2/

Dividends Reveal Strength...

Since becoming the lead portfolio manager of this Fund in early 2001, the stock market has been very challenging, as you are probably well aware. The negative headlines were everywhere. In 2002, with the average equity fund down more than 22% according to Lipper, bright spots were difficult to find. One of the few highlights in the market has been dividend-paying stocks.

Initially, the rally in these issues was, at least in part, a reaction by investors to the omnipresent stories about Wall Street's scandals and scoundrels. Despite the fact that most CEOs and CFOs operate strictly "above board," investors began looking for concrete signs of corporate integrity. Many adopted dividends as an affirmative signal for this, because once dividends are paid, they belong to the stockholders. Alternatively, revenue and earnings reports may be restated, revised or even retracted. Given the Value Plus Fund's focus on this subsector of the small-capitalization market, this response was a key positive influence on performance.

8 | Annual Report

                                 Value Plus Fund
                      Growth of $10,000 since inception/1/

                                     [GRAPH]

          Value Plus        Russell 2000     Russell 2000 Value
10/26/93     10000             10000               10000
             10522             10147               10138
             10584              9877                9999
             10153              9492                9820
             10263             10151               10285
12/94        10001              9962                9981
             10672             10421               10351
             11794             11398               11259
             12507             12524               12195
12/95        12441             12796               12551
             13270             13448               13101
             14374             14121               13637
             14983             14169               13840
12/96        16646             14905               15233
             17219             14135               15195
             18408             16426               17488
             21257             18870               19742
12/97        21740             18238               20074
             22622             20073               21750
             21597             19137               20965
             18736             15282               17217
12/98        19396             17774               18779
             17831             16812               16959
             21165             19427               19766
             18222             18199               18220
12/99        19720             21555               18500
             21433             23082               19207
             20138             22210               19581
             20651             22455               21019
12/00        17978             20904               22722
             19422             19544               22943
             21483             22355               25627
             20367             17707               22209
12/01        24227             21441               25922
             26410             22295               28406
             25367             20433               27804
             20904             16059               21886
12/02        23309             17048               22963

....And May Provide A Tax Break

With Value Plus' secondary objective of generating income by investing primarily in dividend-paying stocks - plus our value-oriented discipline that typically leads us to profitable companies - our shareholders benefited from our investment philosophy and process. Now, because of the currently proposed tax-reform package, this trend could continue. If dividend payments are made tax exempt, that may give several of the Fund's holdings a strong catalyst for stock price appreciation.

Outlook

As we head into 2003, we are guardedly upbeat. Along with strong consumerism bolstering our economy, the weaker U.S. dollar is making our exports cheaper and that may lead to higher levels of manufacturing. In addition, we believe capital spending plans should increase as competition forces companies to reconsider postponed projects, thus ending the spending bust that corporations created over the past few years. Given these positive factors, in combination with the market being off significantly from the highs set more than two years ago, we believe the wind may be at the backs of long-term, value-oriented investors.


                            As of December 31, 2002
--------------------------------------------------------------------------------

                          30-Day Annualized SEC Yield
--------------------------------------------------------------------------------

Value Plus Fund .......................................................... 0.39%
--------------------------------------------------------------------------------

                       Portfolio Highlights and Statistics

Number of holdings (Excludes cash equivalents) .............................. 34
Net assets ......................................................... $57.66 mil.
NAV ................................................................ $     15.39
Median market cap .................................................. $  844 mil.
Weighted average market cap ........................................ $  987 mil.
Fund vs. Russell 2000 Value Index
   Alpha ................................................................. -0.05
   Beta ................................................................... 0.81
   R-squared .............................................................. 0.62

                               Valuation Analysis

                    Price/Earnings  Price/Cash Flow    Price/Book
Value Plus Fund           17.1            8.3             1.4
Russell 2000 Value        16.0            7.2             1.4
Russell 2000              17.3            9.6             1.8

Based on trailing 12-month actual earnings, excludes negative earnings.
Source: FactSet Systems, Inc. and Heartland Advisors, Inc.

        Top Ten Holdings - % of Net Assets/3/ (Excludes cash equivalents)

ADTRAN, Inc. .............................................................. 5.1%
Methode Electronics, Inc. (Class A) ....................................... 4.0
Cabot Oil & Gas Corp. (Class A) ........................................... 3.8
Perrigo Co. ............................................................... 3.7
Carlisle Companies, Inc. .................................................. 3.5
Aceto Corp. ............................................................... 3.5
Urstadt Biddle Properties (Class A) ....................................... 3.5
Bunge, Ltd. ............................................................... 3.3
First American Corp. ...................................................... 3.3
Tidewater, Inc. ........................................................... 3.3

--------------------------------------------------------------------------------

The Fund invests in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Fund also invests in a smaller number of stocks (generally 35 to 50) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund's returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of date indicated and current performance may differ due to market volatility. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended December 31, 2002.

Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/2/Lipper, an independent monitor of mutual fund performance, ranked the Fund 43/246, 126/184, 80/109 and 20/34 for total return in the Lipper Small-Cap Value Fund peer group for the one year, three year, five year and since inception (10/28/93) periods through December 31, 2002.

/3/Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report.

                                                           December 31, 2002 | 9

                              HeartLand Value Fund

                         Average Annual Total Returns/1/

                                                        Since
                  Three       One     Five     Ten     Inception
                  Months      Year    Year     Year   (12/28/84)
-----------------------------------------------------------------
Heartland          7.58%    -11.49%   5.29%   11.70%   13.85%
Value Fund
-----------------------------------------------------------------
Russell 2000       4.92     -11.43    2.71    10.86    11.99
Value Index
-----------------------------------------------------------------
Russell 2000       6.16     -20.48   -1.36     7.16     9.53
Index
-----------------------------------------------------------------

           See footnote (1) for additional total return information.

"As value investors, we believe in going against the prevailing sentiment, in being what Benjamin Graham called an "Enterprising Investor." With that in mind, we believe now may be the time investors should be raising equity allocations. That now is a great time to be a value investor!"

                              [PHOTO APPEARS HERE]
                              William J. Nasgovitz
                              Portfolio Co-Manager

                              [PHOTO APPEARS HERE]
                              Eric J. Miller, CMA
                              Portfolio Co-Manager

Although the first nine months of 2002, and the year in general, were decidedly Bearish, the stock market appeared to us to have turned the corner in the fourth quarter. As we indicated to our shareholders in October, we believed the extremely broad-based sell-off in September had signaled a capitulation point. More importantly, this was to us a Bullish opportunity for the decisive value investor.

For the quarter ended December 31, 2002, the Heartland Value Fund posted a total return of 7.58%. This outperformed both the Russell 2000 Index of small company stocks and the Russell 2000 Value Index of lower price-to-book small company stocks. For this three-month period, these two benchmarks posted total returns of 6.16% and 4.92%, respectively. For the calendar year, the Value Fund was down 11.49%, in-line with the return of the Russell 2000 Value. While it is disappointing to present negative returns, we were pleased that the Fund outperformed the Russell 2000, which had a total return of -20.48% for the year.

Think Big, BUY SMALL

For the third consecutive year, small-capitalization stocks outperformed their larger counterparts, as represented by the S&P 500 Index, and the technology-saturated NASDAQ Composite. For the three year period ended December 31, 2002, the average annual total returns of the S&P 500 and the NASDAQ were -14.55% and -31.02%, respectively. The performance of the NASDAQ was particularly striking as each dollar invested in the composite throughout this period would, at the end of 2002, be worth just $0.33. In contrast, the annualized return of the Value Fund for this period was a POSITIVE 5.34%./2/

Twelve Months And Two Markets

For the first three quarters of 2002, one of the few areas of the market that experienced broad-based appreciation was the precious metals sector. For the benefit of shareholders, our limited holdings in this industry group added value to the Fund. Toward the end of the year, many of these issues appeared to us to be overbought, and as disciplined value investors, we sold our gold stocks into strength as their prices were rising.

As the market turned upward in the final quarter of the year, selective technology-related issues that had previously hindered performance, displayed remarkable strength. For example, two of our top 10 holdings, InterDigital Communications Corp. (IDCC) and Novell, Inc. (NOVL), made positive contributions to the total return of the Value Fund in the fourth quarter. Likewise, 2002 was not entirely kind to healthcare sector issues, but the last three months of the year saw a rebound in several healthcare stocks in the Fund. These included the Fund's three largest holdings, ICN Pharmaceuticals, Inc. (ICN), US Oncology, Inc. (USON) and Ribapharm, Inc. (RNA)./3/

10 | Annual Report

                                   Value Fund
                    Growth of $10,000 over last 10 years/1/

                                     [GRAPH]

         Value Fund        Russell 2000     Russell 2000 Value
"12/92"    10000              10000               10000
           10588              10655               11151
"12/93"    11877              11891               12384
           12097              11124               11998
"12/94"    12080              11674               12193
           14414              13357               13754
"12/95"    15680              14994               15332
           17779              16548               16659
"12/96"    18972              17467               18608
           21639              19249               21364
"12/97"    23372              21373               24523
           24283              22426               25611
"12/98"    20693              20829               22941
           23109              22763               24147
"12/99"    25869              25257               22599
           24137              26023               23921
"12/00"    26394              24494               27758
           33551              26172               31289
"12/01"    34170              25103               31651
           35292              23922               33948
"12/02"    30237              19973               28036

Outlook

Recent market conditions have been a tangible reminder of two of our key principals to successful investing: First, as value investors, we believe in going against the prevailing sentiment, in being what Benjamin Graham called an "Enterprising Investor." Second, it is important that Fund shareholders be investors, not speculators or traders. This requires maintaining discipline and, more importantly, keeping a long-term perspective.

Looking forward to 2003 and beyond, we are finding very compelling reasons to be Bullish. For starters, investor sentiment has been overly negative, and as a result, we are finding it relatively easy to identify small-capitalization stocks that are attractively priced relative to their earnings, cash flows and book values. Many of these small companies are market leaders and product innovators. In addition, the U.S. economy is - and has been - growing, as has corporate profitability and personal income. With that in mind, we believe now may be the time investors should be raising equity allocations rather than reducing them. That now is a great time to be a value investor!

                            As of December 31, 2002
--------------------------------------------------------------------------------
                      Portfolio Highlights and Statistics

Number of holdings (Excludes cash equivalents) ............................. 196
Net assets ........................................................ $923.75 mil.
NAV ............................................................... $      31.46
Median market cap ................................................. $   109 mil.
Weighted average market cap ....................................... $   522 mil.
Fund vs. Russell 2000 Value Index
   Alpha ................................................................. -0.13
   Beta ................................................................... 0.95
   R-squared .............................................................. 0.80

                               Valuation Analysis

                Price/Earnings       Price/Cash Flow              Price/Book
Value Fund           12.7                7.0                         1.2
Russell 2000 Value   16.0                7.2                         1.4
Russell 2000         17.3                9.6                         1.8

Based on trailing 12-month earnings, excludes negative earnings.
Source: FactSet Systems, Inc. and Heartland Advisors, Inc.

        Top Ten Holdings - % of Net Assets/3/ (Excludes cash equivalents)

ICN Pharmaceuticals, Inc. ................................................  2.9%
US Oncology, Inc. ........................................................  2.6
Ribapharm, Inc. ..........................................................  2.1
Navigant Consulting, Inc. ................................................  2.1
Associated Banc-Corp. ....................................................  1.8
InterDigital Communications Corp. ........................................  1.7
Nabi Biopharmaceuticals ..................................................  1.7
Harvest Natural Resources, Inc. ..........................................  1.7
Alpharma, Inc. (Class A) .................................................  1.7
Novell, Inc. .............................................................  1.7

--------------------------------------------------------------------------------

Stocks of small and micro-cap companies may be more volatile and less liquid than those of larger companies. Frequently, micro-cap stocks have little or no Wall Street coverage. The capitalization ranges used by Heartland may differ from those used by other financial institutions and reporting services. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

/1/Performance quoted represents past performance, and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the indices. Performance is as of date indicated and current performance may differ due to market volatility. For current performance information, call 1-800-432-7856. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the ten years ended December 31, 2002.

Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 1% redemption fee.

/2/As of December 31, 2002, the average annual total returns for the one year, five year, ten year and since the Fund's inception (12/28/84) of the S&P 500 were -22.10%, -0.59%, 9.34%, and 12.60%, respectively, and of the NASDAQ Composite were -31.53%, -3.19%, 7.03% and 9.86%, respectively.

/3/Portfolio holdings and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. As of December 31, 2002, the materials and processing (including precious metals), technology and healthcare sectors represented 6.1%, 12.8% and 24.5%, respectively, of the Fund's total equity investment (excluding cash equivalents). Not all portfolio holdings experienced similar results as those listed. Some holdings may have lost value. Index definitions and investment terms are listed on the final page of this report.

                                                          December 31, 2002 | 11

                              Financial Statements

Schedule of Investments                                                                                       December 31, 2002
--------------------------------------------------------------------------------------------------------------------------------
SELECT VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percent of
COMMON STOCKS                                       Shares           Industry                             Value       Net Assets
--------------------------------------------------------------------------------------------------------------------------------
ADTRAN, Inc. (a)                                    74,300   Communications Equipment               $   2,444,470          4.3%
Mylan Laboratories, Inc.                            58,700   Pharmaceuticals                            2,048,630          3.6
Allstate Corp.                                      51,500   Insurance-Property/Casualty                1,904,985          3.4
Prudential Financial, Inc.                          57,000   Insurance-Life                             1,809,180          3.2
Carlisle Companies, Inc.                            42,300   Building Products                          1,750,374          3.1
SBC Communications, Inc.                            62,100   Other Utilities                            1,683,531          3.0
Stewart & Stevenson Services, Inc.                 118,200   Construction Equipment                     1,671,348          3.0
First American Corp.                                74,600   Insurance-Property/Casualty                1,656,120          2.9
BorgWarner, Inc.                                    32,300   Parts and Distribution                     1,628,566          2.9
Koninklijke (Royal) Philips Electronics N.V.        90,300   Electronic Commerce                        1,596,504          2.8
ENSCO International, Inc.                           54,100   Oil Services and Equipment                 1,593,245          2.8
Merck & Co., Inc.                                   28,100   Pharmaceuticals                            1,590,741          2.8
Potash Corp. of Saskatchewan, Inc.                  24,400   Chemicals                                  1,551,596          2.8
MeadWestvaco Corp.                                  62,400   Paper and Forest Products                  1,541,904          2.7
Tidewater, Inc.                                     48,700   Oil Services and Equipment                 1,514,570          2.7
National Oilwell, Inc. (a)                          68,600   Oil Services and Equipment                 1,498,224          2.7
Washington Mutual, Inc.                             39,800   Banking                                    1,374,294          2.4
Dow Chemical Co.                                    45,400   Chemicals                                  1,348,380          2.4
Perrigo Co. (a)                                    110,000   Pharmaceuticals                            1,336,500          2.4
AOL Time Warner, Inc. (a)                          101,700   Leisure                                    1,332,270          2.4
Cooper Tire & Rubber Co.                            85,600   Parts and Distribution                     1,313,104          2.3
Motorola, Inc.                                     149,100   Communications Equipment                   1,289,715          2.3
Transocean, Inc.                                    55,300   Oil Services and Equipment                 1,282,960          2.3
Saks, Inc. (a)                                     103,800   Retail                                     1,218,612          2.2
Molex, Inc.                                         59,500   Parts and Component Distribution           1,183,455          2.1
Federated Department Stores, Inc. (a)               40,600   Retail                                     1,167,656          2.1
Goodrich Corp.                                      61,500   Aerospace                                  1,126,680          2.0
Ryder System, Inc.                                  49,400   Shipping and Trucking                      1,108,536          2.0
Martin Marietta Materials, Inc.                     35,800   Building Products                          1,097,628          2.0
RPM International, Inc.                             71,500   Building Products                          1,092,520          1.9
AVX Corp.                                          111,200   Other Technology                           1,089,760          1.9
Humana, Inc. (a)                                   104,500   Healthcare Services                        1,045,000          1.9
Scientific-Atlanta, Inc.                            87,800   Communications Equipment                   1,041,308          1.9
Andrew Corp. (a)                                    98,600   Communications Equipment                   1,013,608          1.8
Lam Research Corp. (a)                              83,000   Semiconductor Capital Equipment              896,400          1.6
Clayton Homes, Inc.                                 70,500   Housing                                      858,690          1.5
Bowater, Inc.                                       20,000   Paper and Forest Products                    839,000          1.5
Adaptec, Inc. (a)                                  132,600   Parts and Component Distribution             749,190          1.3
Quintiles Transnational Corp. (a)                   61,000   Healthcare Services                          738,100          1.3
Boeing Co.                                          19,200   Air Transportation                           633,408          1.1
Texas Industries, Inc.                              24,300   Building Products                            590,490          1.1
                                                                                                    -------------       ------
TOTAL COMMON STOCKS (Cost $59,924,058)                                                              $  54,251,252         96.4%

--------------------------------------------------------------------------------------------------------------------------------
                                                    Par                                                               Percent of
SHORT-TERM INVESTMENTS                            Amount     Coupon                 Maturity             Value        Net Assets
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                           $   1,600,000    N/A                   01/09/03        $   1,599,542          2.8%

VARIABLE RATE DEMAND NOTE (+)
US Bank, N.A. 1.17%                                380,143    N/A                                         380,143          0.7
                                                                                                    -------------       ------

TOTAL SHORT-TERM INVESTMENTS (Cost $1,979,736)                                                      $   1,979,685          3.5%
                                                                                                    -------------       ------

TOTAL INVESTMENTS (Cost $61,903,794) ........................................................       $  56,230,937         99.9%
Other assets and liabilities, net ...........................................................              36,591          0.1
                                                                                                    -------------       ------
TOTAL NET ASSETS ............................................................................       $  56,267,528        100.0%
                                                                                                    =============       ======

(a) Non-income producing security.
(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2002.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

12 | Annual Report

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
SELECT VALUE FUND [cont'd]
--------------------------------------------------------------------------------
INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Select Value Fund's investment concentration based on net assets, by industry, as of December 31, 2002, was as follows:

Oil Services and Equipment ...................... 10.5%
Communications Equipment ........................ 10.3
Pharmaceuticals .................................  8.8
Building Products ...............................  8.1
Insurance-Property/Casualty .....................  6.3
Parts and Distribution ..........................  5.2
Chemicals .......................................  5.2
Paper and Forest Products .......................  4.3
Retail ..........................................  4.2
Parts and Component Distribution ................  3.4
Insurance-Life ..................................  3.2
Healthcare Services .............................  3.2
Other Utilities .................................  3.0
Construction Equipment ..........................  3.0
Electronic Commerce .............................  2.8
Banking .........................................  2.4
Leisure .........................................  2.4
Aerospace .......................................  2.0
Shipping and Trucking ...........................  2.0
Other Technology ................................  1.9
Semiconductor Capital Equipment .................  1.6
Housing .........................................  1.5
Air Transportation ..............................  1.1

                                                          December 31, 2002 | 13

     Schedule of Investments                                                                                       December 31, 2002
     -------------------------------------------------------------------------------------------------------------------------------
     VALUE PLUS FUND
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
     COMMON STOCKS                              Shares           Industry                             Value          Net Assets
     -------------------------------------------------------------------------------------------------------------------------------
     ADTRAN, Inc. (a)                            89,400     Communications Equipment            $     2,941,260         5.1%
     Methode Electronics, Inc. (Class A)        210,000     Parts and Component Distribution          2,303,700         4.0
     Cabot Oil & Gas Corp. (Class A)             87,200     Exploration and Production                2,160,816         3.8
     Perrigo Co. (a)                            175,900     Pharmaceuticals                           2,137,185         3.7
     Carlisle Companies, Inc.                    48,500     Building Products                         2,006,930         3.5
     Aceto Corp.                                125,000     Chemicals                                 1,996,250         3.5
     Urstadt Biddle Properties (Class A)        180,000     REITS                                     1,994,400         3.5
     Bunge, Ltd.                                 80,000     Foods and Food Products                   1,924,800         3.3
     First American Corp.                        85,300     Insurance-Property/Casualty               1,893,660         3.3
     Tidewater, Inc.                             60,300     Oil Services and Equipment                1,875,330         3.3
     Kelly Services, Inc. (Class A)              75,000     Business Services                         1,853,250         3.2
     Stewart & Stevenson Services, Inc.         127,700     Construction Equipment                    1,805,678         3.1
     RPM International, Inc.                    117,300     Building Products                         1,792,344         3.1
     C&D Technologies, Inc.                     100,000     Other Technology                          1,767,000         3.1
     Bausch & Lomb, Inc.                         48,800     Medical Equipment                         1,756,800         3.0
     Stride Rite Corp.                          235,000     Retail                                    1,684,950         2.9
     Datascope Corp.                             60,000     Medical Equipment                         1,488,060         2.6
     Autodesk, Inc.                             100,000     Software                                  1,430,000         2.5
     Kimball International, Inc. (Class B)      100,000     Business Services                         1,425,000         2.5
     Steelcase, Inc. (Class A)                  126,500     Business Services                         1,386,440         2.4
     Ryder System, Inc.                          60,300     Shipping and Trucking                     1,353,132         2.3
     De Rigo S.p.A. (ADR)                       300,000     Retail                                    1,260,000         2.2
     Colonial BancGroup, Inc.                   100,000     Banking                                   1,193,000         2.1
     Helmerich & Payne, Inc.                     42,400     Oil Services and Equipment                1,183,384         2.1
     Weis Markets, Inc.                          35,900     Retail                                    1,114,696         1.9
     Ribapharm, Inc. (a)                        170,000     Biotechnology                             1,113,500         1.9
     Bassett Furniture Industries, Inc.          74,100     Housing                                   1,061,112         1.8
     Millennium Pharmaceuticals, Inc. (a)       125,000     Biotechnology                               992,500         1.7
     TriQuint Semiconductor, Inc. (a)           212,800     Semiconductors                              902,272         1.6
     Arch Chemicals, Inc.                        46,700     Chemicals                                   852,275         1.5
     Agrium, Inc.                                75,000     Chemicals                                   848,250         1.5
     CommScope, Inc. (a)                        103,600     Communications Equipment                    818,440         1.4
     Newport Corp. (a)                           60,000     Semiconductor Capital Equipment             753,600         1.3
     Lance, Inc.                                 55,600     Foods and Food Products                     658,248         1.0
                                                                                                ---------------      ---------
     TOTAL COMMON STOCKS (Cost $50,818,224)                                                     $    51,728,262        89.7%

     -------------------------------------------------------------------------------------------------------------------------------
                                                       Par                                                           Percent of
     SHORT-TERM INVESTMENTS                           Amount         Coupon        Maturity           Value          Net Assets
     -------------------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY SECURITIES
     U.S. Treasury Bill                            $ 7,000,000        N/A          01/09/03     $     6,998,066        12.1%

     VARIABLE RATE DEMAND NOTE (+)
     US Bank, N.A. 1.17%                               268,359        N/A                               268,359         0.5
                                                                                                ---------------      ---------

     TOTAL SHORT-TERM INVESTMENTS (Cost $7,266,640)                                             $     7,266,425        12.6%
                                                                                                ---------------      ---------

     TOTAL INVESTMENTS (Cost $58,084,864) ...................................................   $    58,994,687       102.3%
     Other assets and liabilities, net ......................................................        (1,337,952)       (2.3)
                                                                                                ---------------      ---------
     TOTAL NET ASSETS .......................................................................   $    57,656,735       100.0%
                                                                                                ===============      =========

     (a) Non-income producing security.
     (+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates.
         The rates listed are as of December 31, 2002.
     ADR- American Depository Receipt.

     The accompanying Notes to Financial Statements are an integral part of this Schedule.

14 | Annual Report
   |

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
VALUE PLUS FUND [cont'd]
--------------------------------------------------------------------------------
INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Value Plus Fund's investment concentration based on net assets, by industry, as of December 31, 2002, was as follows:

Business Services .................................... 8.1%
Retail ............................................... 7.0
Building Products .................................... 6.6
Communications Equipment ............................. 6.5
Chemicals ............................................ 6.5
Medical Equipment .................................... 5.6
Oil Services and Equipment ........................... 5.4
Foods and Food Products .............................. 4.3
Parts and Component Distribution ..................... 4.0
Exploration and Production ........................... 3.8
Pharmaceuticals ...................................... 3.7
Biotechnology ........................................ 3.6
REITS ................................................ 3.5
Insurance-Property/Casualty .......................... 3.3
Construction Equipment ............................... 3.1
Other Technology ..................................... 3.1
Software ............................................. 2.5
Shipping and Trucking ................................ 2.3
Banking .............................................. 2.1
Housing .............................................. 1.8
Semiconductors ....................................... 1.6
Semiconductor Capital Equipment ...................... 1.3

                                                          December 31, 2002 | 15

   Schedule of Investments                                                                                         December 31, 2002
   ---------------------------------------------------------------------------------------------------------------------------------

   VALUE FUND
   ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Percent of
   COMMON STOCKS                                      Shares   Industry                                     Value         Net Assets
   ---------------------------------------------------------------------------------------------------------------------------------
   ICN Pharmaceuticals, Inc.                       2,435,200   Pharmaceuticals                        $   26,568,032          2.9%
   US Oncology, Inc. (a)(b)                        2,747,100   Healthcare Services                        23,817,357          2.6%
   Ribapharm, Inc. (a)                             2,969,450   Biotechnology                              19,449,897          2.1%
   Navigant Consulting, Inc. (a)(b)                3,250,000   Business Services                          19,175,000          2.1%
   Associated Banc-Corp.                             484,000   Banking                                    16,426,960          1.8%
   InterDigital Communications Corp. (a)           1,100,000   Telecommunications Technology              16,016,000          1.7%
   Nabi Biopharmaceuticals (a)(b)                  2,500,000   Pharmaceuticals                            15,500,000          1.7%
   Harvest Natural Resources, Inc. (a)(b)          2,400,000   Exploration and Production                 15,480,000          1.7%
   Alpharma, Inc. (Class A)                        1,295,300   Pharmaceuticals                            15,427,023          1.7%
   Novell, Inc. (a)                                4,591,900   Software                                   15,336,946          1.7%
   Analogic Corp.                                    300,000   Other Technology                           15,086,400          1.6%
   Henry Schein, Inc. (a)                            300,000   Medical Supplies                           13,500,000          1.5%
   Quintiles Transnational Corp. (a)                 952,500   Healthcare Services                        11,525,250          1.2%
   Regis Corp.                                       415,000   Retail                                     10,785,850          1.2%
   Alliance Atlantis Communications, Inc.
   (Class B) (a)                                   1,000,000   Radio, TV and Cable                        10,700,000          1.2%
   Republic Services, Inc. (a)                       500,000   Waste Management                           10,490,000          1.1%
   Republic Bancorp, Inc.                            855,591   Banking                                    10,070,306          1.1%
   URS Corp.                                         700,000   Engineering and Construction                9,961,000          1.1%
   Lone Star Steakhouse & Saloon, Inc.               500,000   Restaurants                                 9,670,000          1.0%
   Ascential Software Corp. (a)                    3,694,400   IT Services                                 8,866,560          1.0%
   Spinnaker Exploration Co. (a)                     400,000   Exploration and Production                  8,820,000          0.9%
   Unisource Energy Corp.                            500,000   Electric                                    8,645,000          0.9%
   Presidential Life Corp.                           865,200   Insurance-Life                              8,591,436          0.9%
   Aphton Corp. (a)(b)(f)                          2,100,000   Biotechnology                               8,099,952          0.9%
   Sangetsu Co., Ltd. (c)                            479,000   International                               7,875,023          0.9%
   MAPICS, Inc. (a)(b)                             1,126,900   Software                                    7,831,955          0.8%
   AmerUs Group Co.                                  275,000   Insurance-Life                              7,774,250          0.8%
   Circuit City Stores, Inc.                       1,000,000   Retail                                      7,420,000          0.8%
   Nuevo Energy Co. (a)                              665,200   Exploration and Production                  7,383,720          0.8%
   Genencor International, Inc. (a)                  750,000   Biotechnology                               7,335,000          0.8%
   Service Corporation International (a)           2,200,000   Other Consumer Discretionary                7,304,000          0.8%
   OrthoLogic Corp. (a)(b)                         2,000,000   Medical Equipment                           7,220,000          0.8%
   M/I Schottenstein Homes, Inc.                     250,000   Housing                                     6,950,000          0.8%
   Sterling Financial Corp. (a)                      357,000   Banking                                     6,718,740          0.7%
   Hampshire Group, Ltd. (a)(b)                      300,000   Retail                                      6,600,000          0.7%
   Home Federal Bancorp (b)                          268,250   Banking                                     6,478,238          0.7%
   Badger Meter, Inc. (b)                            200,000   Electrical Equipment                        6,420,000          0.7%
   Fukuda Denshi Co., Ltd. (c)                       400,000   International                               6,404,314          0.7%
   Dollar Thrifty Automotive Group, Inc. (a)         300,000   Leisure                                     6,345,000          0.7%
   Marten Transport, Ltd. (a)(b)                     335,000   Shipping and Trucking                       6,298,000          0.7%
   Beverly Enterprises, Inc. (a)                   2,200,000   Healthcare Services                         6,270,000          0.7%
   Financial Industries Corp.                        435,000   Insurance-Life                              6,194,400          0.7%
   Commonwealth Industries, Inc. (b)                 859,197   Metals                                      5,868,316          0.6%
   Willbros Group, Inc. (a)                          700,000   Oil Services and Equipment                  5,754,000          0.6%
   Cypress Semiconductor Corp. (a)                 1,000,000   Semiconductors                              5,720,000          0.6%
   Delphi Financial Group, Inc.                      150,000   Insurance-Life                              5,694,000          0.6%
   Global-Tech Appliances, Inc. (a)(b)             1,200,000   Retail                                      5,688,000          0.6%
   Osteotech, Inc. (a)(b)                            875,000   Medical Supplies                            5,635,000          0.6%
   Invivo Corp. (a)(b)                               400,000   Medical Equipment                           5,616,000          0.6%
   Wackenhut Corrections Corp. (a)                   505,400   Services                                    5,614,994          0.6%
   WatchGuard Technologies, Inc. (a)                 875,400   Electronic Commerce                         5,585,927          0.6%
   John B. Sanfilippo & Son, Inc. (a)(b)             537,500   Foods and Food Products                     5,412,625          0.6%
   InterTAN, Inc. (a)                                750,000   Retail                                      5,362,500          0.6%
   Discovery Laboratories, Inc. (a)(b)             1,878,300   Biotechnology                               5,278,023          0.6%
   St. Francis Capital Corp.                         225,000   Banking                                     5,269,500          0.6%
   Capital Corp. of the West                         217,800   Banking                                     5,129,190          0.6%
   Russ Berrie and Company, Inc.                     150,000   Retail                                      5,067,000          0.5%
   CINAR Corp. (Class B) (a)(b)                    2,592,500   Education                                   5,055,375          0.5%
   HMN Financial, Inc. (b)                           300,000   Banking                                     5,048,700          0.5%
   Galyan's Trading Co. (a)                          500,000   Retail                                      5,000,000          0.5%
   Deb Shops, Inc.                                   221,000   Retail                                      4,908,410          0.5%
   SPAR Group, Inc. (a)(b)(d)                      1,547,900   Business Services                           4,906,843          0.5%
   Vesta Insurance Group, Inc.                     1,750,000   Insurance-Property/Casualty                 4,812,500          0.5%
   Riken Vitamin Co., Ltd. (c)                       500,000   International                               4,765,316          0.5%
   Allied Defense Group (a)                          250,000   Aerospace                                   4,625,000          0.5%
   Northwest Pipe Co. (a)                            263,601   Metals                                      4,560,297          0.5%
   Stelmar Shipping, Ltd. (a)                        300,000   Shipping and Trucking                       4,518,000          0.5%
   Fahnestock Viner Holdings, Inc. (Class A)         178,400   Specialty Finance                           4,504,600          0.5%
   First American Corp.                              200,000   Insurance-Property/Casualty                 4,440,000          0.5%
   National Home Health Care Corp. (a)(b)            441,000   Healthcare Services                         4,409,559          0.5%

16 | Annual Report

Schedule of Investments                                                                                     December 31, 2002
-----------------------------------------------------------------------------------------------------------------------------
VALUE FUND [cont'd]
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
COMMON STOCKS                                      Shares           Industry                            Value      Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Exponent, Inc. (a)                                300,000       Business Services                 $   4,406,700         0.5%
Duckwall-ALCO Stores, Inc. (a)(b)                 400,000       Retail                                4,380,000         0.5%
Independent Bank Corp.                            189,500       Banking                               4,320,600         0.5%
AmericanWest Bancorporation (a)                   274,467       Banking                               4,289,919         0.5%
On Assignment, Inc. (a)                           500,000       Business Services                     4,260,000         0.5%
Building Materials Holding Corp.                  292,000       Building Products                     4,175,600         0.5%
Buca, Inc. (a)                                    500,000       Restaurants                           4,160,000         0.5%
Lifecore Biomedical, Inc. (a)(b)                  484,800       Medical Supplies                      4,159,584         0.5%
PLATO Learning, Inc. (a)                          700,000       Education                             4,158,000         0.4%
Checkpoint Systems, Inc. (a)                      400,000       Other Technology                      4,136,000         0.4%
CNS, Inc. (a)                                     600,000       Other Consumer Staples                4,068,000         0.4%
AirNet Systems, Inc. (a)(b)                       800,000       Air Transportation                    3,936,000         0.4%
Optimal Robotics Corp. (Class A) (a)              650,000       Other Producer Durables               3,900,000         0.4%
Nissui Pharmaceutical Co., Ltd. (b)(c)            938,000       International                         3,857,285         0.4%
Oil-Dri Corporation of America (b)                450,000       Chemicals                             3,838,500         0.4%
Saucony, Inc. (Class B) (a)                       400,000       Retail                                3,728,000         0.4%
Rite Aid Corp. (a)                              1,500,000       Retail                                3,675,000         0.4%
First State Bancorporation                        145,900       Banking                               3,618,320         0.4%
Horipro, Inc. (b)(c)                              720,000       International                         3,610,011         0.4%
Teikoku Hormone Mfg. Co., Ltd. (c)                700,000       International                         3,604,112         0.4%
Gundle/SLT Environmental, Inc. (a)                400,000       Engineering and Construction          3,536,000         0.4%
Scottish Annuity & Life (Holdings), Ltd.          200,000       Insurance-Life                        3,490,000         0.4%
AMERCO (a)                                        788,000       Services                              3,482,960         0.4%
NATCO Group, Inc. (a)                             549,300       Oil Services and Equipment            3,449,604         0.4%
Midas, Inc. (a)(b)                                523,300       Parts and Distribution                3,364,819         0.4%
Stifel Financial Corp.                            300,000       Specialty Finance                     3,342,000         0.4%
Trover Solutions, Inc. (a)(b)                     600,000       Healthcare Services                   3,276,000         0.3%
Lithia Motors, Inc. (Class A) (a)                 200,000       Autos                                 3,138,000         0.3%
Mesaba Holdings, Inc. (a)                         500,000       Air Transportation                    3,060,000         0.3%
Nature's Sunshine Products, Inc.                  315,000       Foods and Food Products               3,058,650         0.3%
Zomax, Inc. (a)                                   700,000       IT Services                           2,975,000         0.3%
FiberMark, Inc. (a)(b)                            391,600       Paper and Forest Products             2,968,328         0.3%
Maezawa Kasei Industries Company, Ltd. (c)        294,100       International                         2,882,264         0.3%
MEDTOX Scientific, Inc. (a)(b)                    420,000       Other Healthcare                      2,835,000         0.3%
Fuji Pharmaceutical Company, Ltd. (c)             700,000       International                         2,831,381         0.3%
K2, Inc. (a)                                      300,000       Leisure                               2,820,000         0.3%
Discovery Partners International, Inc. (a)(b)   1,000,000       Biotechnology                         2,780,000         0.3%
Ramsey Youth Services, Inc. (a)(b)                771,400       Education                             2,730,756         0.3%
JAKKS Pacific, Inc. (a)                           200,000       Retail                                2,694,000         0.3%
Midwest Express Holdings, Inc. (a)                500,000       Air Transportation                    2,675,000         0.3%
Oak Technology, Inc. (a)                        1,000,000       Semiconductors                        2,650,000         0.3%
MAXIMUS, Inc. (a)                                 100,000       IT Services                           2,610,000         0.3%
Chronimed, Inc. (a)(b)                            413,300       Medical Supplies                      2,524,850         0.3%
Checkers Drive-In Restaurants,Inc. (a)            400,000       Restaurants                           2,504,000         0.3%
Summit Bank Corp. (b)                             200,000       Banking                               2,500,000         0.3%
Hanover Foods Corp. (Class A)(a)(d)                49,500       Foods and Food Products               2,499,750         0.3%
Enesco Group, Inc. (a)                            333,000       Retail                                2,357,640         0.3%
Hurricane Hydrocarbons, Ltd. (a)                  225,000       Exploration and Production            2,344,500         0.3%
Stamps.com, Inc. (a)                              500,000       Electronic Commerce                   2,335,000         0.3%
Outlook Group Corp. (b)                           380,400       Printing                              2,312,832         0.2%
Applied Signal Technology,Inc. (a)                186,000       Communications Equipment              2,204,100         0.2%
MatrixOne, Inc. (a)                               512,100       Software                              2,202,030         0.2%
Ramco Energy PLC (a)(c)(e)                        500,000       Oil Services and Equipment            2,192,735         0.2%
SITEL Corp. (a)                                 1,726,500       Business Services                     2,071,800         0.2%
Moore Medical Corp. (a)(b)                        282,600       Medical Supplies                      2,020,590         0.2%
Comfort Systems USA, Inc. (a)                     600,000       Business Services                     2,010,000         0.2%
Datalink Corp. (a)(b)                             513,400       Communications Equipment              1,987,371         0.2%
Network Equipment Technologies, Inc. (a)          500,000       Communications Equipment              1,960,000         0.2%
GameStop Corp. (a)                                200,000       Retail                                1,960,000         0.2%
Ashworth, Inc. (a)                                300,000       Retail                                1,920,000         0.2%
Superior Consultant Holdings Corp. (a)(b)         726,800       Health Information Technology         1,918,752         0.2%
Knight Trading Group, Inc. (a)                    400,000       Specialty Finance                     1,916,000         0.2%
Yushiro Chemical Industry Co.,Ltd. (c)            361,000       International                         1,910,407         0.2%
Access Pharmaceuticals, Inc. (a)(b)             1,253,400       Pharmaceuticals                       1,880,100         0.2%
Tommy Hilfiger Corp. (a)                          270,000       Retail                                1,876,500         0.2%
Kennedy-Wilson, Inc. (a)(b)                       500,000       Specialty Finance                     1,845,000         0.2%
Lufkin Industries, Inc. (b)                        76,500       Oil Services and Equipment            1,793,925         0.2%
Almost Family, Inc. (a)(b)                        250,000       Healthcare Services                   1,735,000         0.2%
ShoLodge, Inc. (a)(b)(d)                          530,000       Leisure                               1,727,800         0.2%
Zindart, Ltd. ADR (a)(b)                          563,000       Other Consumer Discretionary          1,717,150         0.2%

                                                          December 31, 2002 | 17

Schedule of Investments                                                                                            December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
VALUE FUND [cont'd]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Percent of
COMMON STOCKS                                                   Shares               Industry                   Value     Net Assets
------------------------------------------------------------------------------------------------------------------------------------
SRI/Surgical Express, Inc. (a)                                  300,000    Healthcare Services             $  1,701,000       0.2%
Endocardial Solutions, Inc. (a)                                 500,000    Medical Equipment                  1,690,000       0.2%
Novamerican Steel, Inc. (a)(d)                                  258,400    Metals                             1,684,768       0.2%
RCM Technologies, Inc. (a)                                      430,100    IT Services                        1,681,691       0.2%
DHB Industries, Inc. (a)                                      1,000,000    Defense                            1,660,000       0.2%
Harris Interactive, Inc. (a)                                    539,000    IT Services                        1,590,050       0.2%
Pointe Financial Corp. (b)(d)                                   111,000    Banking                            1,576,200       0.2%
Barrett Business Services, Inc. (a)(b)(d)                       500,000    Business Services                  1,550,000       0.2%
Gehl Co. (a)(b)                                                 170,000    Construction Equipment             1,482,400       0.2%
Andrx Corp. (a)                                                 101,000    Pharmaceuticals                    1,481,670       0.2%
Compex Technologies, Inc. (a)                                   400,000    Medical Equipment                  1,464,000       0.2%
Modtech Holdings, Inc. (a)                                      150,000    Engineering and Construction       1,455,000       0.2%
Ditech Communications Corp. (a)                                 664,809    Communications Equipment           1,449,284       0.2%
Met-Pro Corp.                                                   100,000    Waste Management                   1,448,000       0.2%
Marcus Corp.                                                    100,000    Leisure                            1,420,000       0.2%
Intersil Corp. (a)                                              100,000    Semiconductors                     1,394,000       0.1%
Kondotec, Inc. (c)                                              368,000    International                      1,333,446       0.1%
Patrick Industries, Inc.                                        200,000    Housing                            1,302,000       0.1%
Asia Pacific Wire & Cable Ltd. Corporation, (a)(b)(d)(e)      1,137,300    Electrical Equipment               1,205,538       0.1%
Captaris, Inc. (a)                                              500,000    Software                           1,200,000       0.1%
Ionics, Inc. (a)                                                 50,000    Engineering and Construction       1,140,000       0.1%
Core Laboratories N.V. (a)                                      100,000    Oil Services and Equipment         1,135,000       0.1%
Ryan's Family Steak Houses, Inc. (a)                            100,000    Restaurants                        1,135,000       0.1%
Merchants and Manufacturers Bancorporation, Inc. (d)             37,905    Banking                            1,118,198       0.1%
Quovadx, Inc. (a)                                               459,500    Health Information Technology      1,111,990       0.1%
Orthodontic Centers of America, Inc. (a)                        100,000    Healthcare Services                1,091,000       0.1%
Analysts International Corp. (a)                                551,000    IT Services                        1,090,980       0.1%
TSR, Inc. (a)                                                   200,000    IT Services                        1,028,000       0.1%
Sypris Solutions, Inc.                                          100,000    Contract Manufacturing             1,021,000       0.1%
PRAECIS Pharmaceuticals, Inc. (a)                               300,000    Pharmaceuticals                      975,000       0.1%
Smith & Wollensky Restaurant Group, Inc. (a)                    272,200    Restaurants                          952,700       0.1%
Southward Energy, Ltd. (a)                                      400,000    Exploration and Production           930,883       0.1%
Shiloh Industries, Inc. (a)                                     400,000    Metals                               900,000       0.1%
AP Pharma, Inc. (a)                                             894,050    Biotechnology                        894,050       0.1%
Vascular Solutions, Inc. (a)(b)                                 871,700    Medical Supplies                     880,417       0.1%
O.I. Corp. (a)(b)                                               200,000    Other Producer Durables              812,000       0.1%
Flow International Corp. (a)                                    313,600    Pumps and Valves                     799,680       0.1%
American Physicians Service Group,Inc. (a)(b)                   187,200    Specialty Finance                    795,413       0.1%
Stellent, Inc. (a)                                              179,000    Software                             794,581       0.1%
MFRI, Inc. (a)(b)(d)                                            470,000    Other Producer Durables              775,500       0.1%
First Community Bancorp                                          22,000    Banking                              724,482       0.1%
MOCON, Inc.                                                     100,000    Other Technology                     708,900       0.1%
Miller Industries, Inc. (a)                                     200,000    Other Autos and Transportation       682,000       0.1%
4Imprint PLC (b)(c)(e)                                        1,350,000    Other Consumer Discretionary         674,749       0.1%
NCO Portfolio Management, Inc. (a)                              100,000    Specialty Finance                    615,000       0.1%
SIFCO Industries, Inc. (a)(b)                                   243,000    Aerospace                            607,500       0.1%
New Horizons Worldwide, Inc. (a)                                144,000    Education                            568,800       0.0%
Middleton Doll Co.                                               75,000    REITS                                373,500       0.0%
Aetrium, Inc. (a)                                               452,000    Semiconductors                       348,040       0.0%
Katsuragawa Electric Co., Ltd. (c)                              174,000    International                        310,845       0.0%
Digitas, Inc. (a)                                                58,300    Business Services                    201,718       0.0%
Third Wave Technologies (a)                                      40,000    Biotechnology                        107,600       0.0%
Hycor Biomedical, Inc. (a)                                       53,000    Biotechnology                        106,000       0.0%
Covansys Corp. (a)                                               26,500    IT Services                           99,587       0.0%
SIPEX Corp. (a)                                                  12,700    Semiconductors                        46,990       0.0%
TOTAL COMMON STOCKS (Cost $720,953,562)                                                                    ------------    ------
                                                                                                           $857,566,659     93.0%

                                                                                                       Percent of
   WARRANTS                                     Shares                   Industry          Value       Net Assets
   --------------------------------------------------------------------------------------------------------------
   Discovery Laboratories, Inc. (a)(f)          784,256       Biotechnology             $    339,975      0.0%
                                                                                        ------------   ------
   TOTAL WARRANTS (Cost $98,032)                                                        $    339,975      0.0%

 18 | Annual Report

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------
VALUE FUND [cont'd]
--------------------------------------------------------------------------------

                                               Par                                                         Percent of
SHORT-TERM INVESTMENTS                        Amount      Coupon        Maturity            Value          Net Assets
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES
U.S. Treasury Bill                         $49,400,000      N/A         01/09/03         $  49,386,300         5.3%
                                                                                         -------------      ------

VARIABLE RATE DEMAND NOTES (+)
US Bank, N.A. 1.17%                          1,248,487                                       1,248,487         0.1
                                                                                         -------------      ------

TOTAL SHORT-TERM INVESTMENTS (Cost $50,636,297)                                          $  50,634,787         5.4%
                                                                                         -------------      ------

TOTAL INVESTMENTS (Cost $771,687,891) ...............................................    $ 908,541,421        98.4%
Other assets and liabilities, net ...................................................       15,212,140         1.6
                                                                                         -------------      ------
TOTAL NET ASSETS ....................................................................    $ 923,753,561       100.0%
                                                                                         =============      ======

(a) Non-income producing security.
(b) Affiliated company. See Note 8 in Notes to Financial Statements.
(c) Foreign-denominated security.
(d) Illiquid security, pursuant to the guidelines established by the Board of Directors.
(e) Valued at fair value using methods determined by the Board of Directors.
(f) All or a portion of the investment held is not registered. The unregistered securities, as noted below, are illiquid and valued at fair value using methods established by the Board of Directors.

    Restricted Security                   Acquisition Date      Acquisition Cost        Shares         Fair Value
    -----------------------------------------------------------------------------------------------------------------
    Aphton Corp. (common stock)                 4/1/02           $      --              119,048       $ 394,049
    Discovery Laboratories, Inc. (warrants)    11/4/02              98,032              784,256         339,975

(+) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2002.
ADR- American Depository Receipt.
PLC- Public Limited Company.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                                                          December 31, 2002 | 19

Schedule of Investments                                        December 31, 2002
--------------------------------------------------------------------------------

VALUE FUND [cont'd]
--------------------------------------------------------------------------------

INDUSTRY CLASSIFICATION
--------------------------------------------------------------------------------

The Value Fund's investment concentration based on net assets, by industry, as of December 31, 2002, was as follows:

Banking ........................................... 8.1%
Retail ............................................ 7.9
Pharmaceuticals ................................... 6.8
Healthcare Services ............................... 5.8
Biotechnology ..................................... 4.8
Business Services ................................. 4.2
International ..................................... 4.2
Exploration and Production ........................ 3.8
Insurance-Life .................................... 3.4
Medical Supplies .................................. 3.2
Software .......................................... 2.9
IT Services ....................................... 2.2
Other Technology .................................. 2.1
Restaurants ....................................... 2.0
Engineering and Construction ...................... 1.8
Medical Equipment ................................. 1.8
Telecommunications Technology ..................... 1.7
Oil Services and Equipment ........................ 1.5
Specialty Finance ................................. 1.5
Metals ............................................ 1.4
Leisure ........................................... 1.4
Waste Management .................................. 1.3
Education ......................................... 1.2
Foods and Food Products ........................... 1.2
Radio, TV & Cable ................................. 1.2
Shipping and Trucking ............................. 1.2
Other Consumer Discretionary ...................... 1.1
Semiconductors .................................... 1.0
Air Transportation ................................ 1.0
Insurance-Property/Casualty ....................... 1.0
Services .......................................... 1.0
Electric .......................................... 0.9
Housing ........................................... 0.9
Electronic Commerce ............................... 0.9
Electrical Equipment .............................. 0.8
Communications Equipment .......................... 0.8
Other Producer Durables ........................... 0.6
Aerospace ......................................... 0.6
Building Products ................................. 0.5
Other Consumer Staples ............................ 0.4
Chemicals ......................................... 0.4
Parts and Distribution ............................ 0.4
Autos ............................................. 0.3
Health Information Technology ..................... 0.3
Paper and Forest Products ......................... 0.3
Other Healthcare .................................. 0.3
Defense ........................................... 0.2
Construction Equipment ............................ 0.2
Printing .......................................... 0.2
Contract Manufacturing ............................ 0.1
Pumps and Valves .................................. 0.1
Other Autos and Transportation .................... 0.1
REITS ............................................. 0.0

20 | Annual Report

Statements of Assets and Liabilities                           December 31, 2002
--------------------------------------------------------------------------------

                                                                SELECT VALUE          VALUE PLUS             VALUE
                                                                    FUND                  FUND                FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments in securities, at cost .....................    $    61,903,794         $  58,084,864       $  771,687,891
                                                             ===============         =============       ==============

 Investments in securities, at value ....................    $    56,230,937         $  58,994,687       $  908,541,421
 Cash ...................................................              1,000                 1,000                1,000
 Receivable for securities sold .........................                 --                    --           17,137,797
 Accrued dividends and interest .........................             70,958               101,580              371,221
 Prepaid expenses .......................................                632                11,273               15,031
                                                             ---------------         -------------       --------------
    Total Assets ........................................         56,303,527            59,108,540          926,066,470
                                                             ---------------         -------------       --------------

LIABILITIES:
 Payable for securities purchased .......................                 --             1,295,681            1,993,799
 Distributions payable ..................................                 --               117,193                   --
 Accrued expenses .......................................             35,999                38,931              319,110
                                                             ---------------         -------------       --------------
    Total Liabilities ...................................             35,999             1,451,805            2,312,909
                                                             ---------------         -------------       --------------
TOTAL NET ASSETS ........................................    $    56,267,528         $  57,656,735          923,753,561
                                                             ===============         =============       ==============

NET ASSETS CONSIST OF:
 Paid in capital ........................................    $    64,926,776         $  72,884,946       $  797,945,064
 Accumulated undistributed (distribution in excess
    of) net investment income (loss) ....................            (27,685)              (31,711)            (118,121)
 Accumulated undistributed net realized gains
    (losses) on investments .............................         (2,958,706)          (16,106,323)         (10,926,912)
 Net unrealized appreciation (depreciation) on
    investments .........................................         (5,672,857)              909,823          136,853,530
                                                             ---------------         -------------       --------------
TOTAL NET ASSETS ........................................    $    56,267,528         $  57,656,735       $  923,753,561
                                                             ===============         =============       ==============

 Shares outstanding, $0.001 par value (100,000,000;
  100,000,000 and 150,000,000 shares authorized,
  respectively) .........................................          3,783,049             3,746,668           29,362,365
                                                             ===============         =============       ==============

NET ASSET VALUE, OFFERING PRICE &
REDEMPTION PRICE PER SHARE ..............................    $         14.87         $       15.39       $        31.46
                                                             ===============         =============       ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                          December 31, 2002 | 21

Statements of Operations                                                             For the year ended December 31, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                                SELECT VALUE            VALUE PLUS              VALUE
                                                                    FUND                   FUND                  FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ..............................................     $    867,929           $  1,340,810        $   7,951,380
   Interest ...............................................           87,485                 96,280              998,677
   Foreign tax withholding ................................               --                     --             (531,405)
                                                                ------------           ------------        -------------
       Total investment income ............................          955,414              1,437,090            8,418,652
                                                                ------------           ------------        -------------
EXPENSES:
   Management fees ........................................          429,008                457,396            7,857,924
   Distribution fees ......................................          143,003                163,355            2,319,308
   Transfer agent fees ....................................          100,987                157,026            1,773,437
   Fund accounting fees ...................................           22,745                 25,036              383,953
   Custodian fees .........................................            8,112                  7,359              125,445
   Printing and communication fees ........................            9,646                 10,702              114,059
   Postage fees ...........................................            9,099                 11,549              120,096
   Legal fees .............................................           10,517                 13,443              236,022
   Registration fees ......................................           30,383                 19,098               59,638
   Directors' fees ........................................           38,076                 39,047              106,169
   Audit fees .............................................           23,523                 18,715               45,364
   Other operating expenses ...............................           12,146                 21,101              325,404
                                                                ------------           ------------        -------------
       Total expenses .....................................          837,245                943,827           13,466,819
                                                                ------------           ------------        -------------
NET INVESTMENT INCOME (LOSS) ..............................          118,169                493,263           (5,048,167)
                                                                ------------           ------------        -------------

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains (losses) on:
       Long positions .....................................       (2,957,355)             3,587,633           37,314,277
       Futures contracts ..................................               --                     --            2,127,456
   Net decrease in unrealized appreciation on:
       Long positions .....................................       (9,274,522)            (9,414,190)        (162,917,630)
                                                                ------------           ------------        -------------
TOTAL REALIZED & UNREALIZED LOSSES ON INVESTMENTS .........      (12,231,877)            (5,826,557)        (123,475,897)
                                                                ------------           ------------        -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $(12,113,708)          $ (5,333,294)       $(128,524,064)
                                                                ============           ============        =============

The accompanying Notes to Financial Statements are an integral part of these Statements.

22 | Annual Report

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               SELECT VALUE FUND                         VALUE PLUS FUND
                                                    -------------------------------------     -------------------------------------
                                                       Year ended          Year ended            Year ended          Year ended
                                                    December 31, 2002   December 31, 2001     December 31, 2002   December 31, 2001
                                                    -------------------------------------     -------------------------------------
FROM INVESTMENT OPERATIONS:
   Net investment income .........................  $      118,169      $      124,317         $     493,263       $     600,298
   Net realized gains (losses) on investments ....      (2,957,355)            570,747             3,587,633           2,222,160
   Net increase (decrease) in unrealized
     appreciation (depreciation) on investments ..      (9,274,522)          1,754,951            (9,414,190)         11,623,203
                                                    --------------       -------------         -------------       -------------
     Net increase (decrease) in net assets
         resulting from operations ...............     (12,113,708)          2,450,015            (5,333,294)         14,445,661
                                                    --------------       -------------         -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................        (127,175)            (11,473)             (517,928)           (598,680)
   Net realized gains on investments .............              --            (121,925)                   --                  --
                                                    --------------       -------------         -------------       -------------
     Total distributions to shareholders .........        (127,175)           (133,398)             (517,928)           (598,680)
                                                    --------------       -------------         -------------       -------------

CAPITAL TRANSACTIONS:
   Proceeds from shares issued ...................      82,057,629          34,118,115            41,790,467          17,435,955
   Distributions reinvested ......................         123,806             120,026               390,790             568,650
   Cost of shares redeemed .......................     (43,135,508)        (18,039,138)          (38,730,177)        (16,146,891)
                                                    --------------       -------------         -------------       -------------
     Net increase in net assets derived
        from capital transactions ................      39,045,927          16,199,003             3,451,080           1,857,714
                                                    --------------       -------------         -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........      26,805,044          18,515,620            (2,400,142)         15,704,695

NET ASSETS AT THE BEGINNING OF THE YEAR ..........      29,462,484          10,946,864            60,056,877          44,352,182
                                                    --------------       -------------         -------------       -------------
NET ASSETS AT THE END OF THE YEAR ................  $   56,267,528      $   29,462,484         $  57,656,735       $  60,056,877
                                                    ==============       =============         =============       =============
DISTRIBUTION IN EXCESS OF NET INVESTMENT
 INCOME ..........................................  $      (27,685)     $      (18,679)        $     (31,711)      $      (6,658)
                                                    ==============       =============         =============       =============

                                                                 VALUE FUND
                                                   -------------------------------------
                                                      Year ended          Year ended
                                                   December 31, 2002   December 31, 2001
FROM INVESTMENT OPERATIONS:                        -------------------------------------
   Net investment loss ...........................  $   (5,048,167)     $   (2,750,374)
   Net realized gains on investments .............      39,441,733         133,503,310
   Net increase (decrease) in unrealized
     appreciation (depreciation) on investments...    (162,917,630)        109,750,240
   Net increase (decrease) in net assets            --------------      --------------
   resulting from operations .....................    (128,524,064)        240,503,176
                                                    --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments .............     (43,875,604)       (138,760,391)
                                                    --------------      --------------
     Total distributions to shareholders .........     (43,875,604)       (138,760,391)
                                                    --------------      --------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ...................     272,858,232         288,535,089
   Distributions reinvested ......................      41,575,325         128,133,812
   Cost of shares redeemed .......................    (311,495,607)       (320,727,458)
                                                    --------------      --------------
     Net increase in net assets derived
        from capital transactions ................       2,937,950          95,941,443
                                                    --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........    (169,461,718)        197,684,228

NET ASSETS AT THE BEGINNING OF THE YEAR ..........   1,093,215,279         895,531,051
                                                    --------------      --------------
NET ASSETS AT THE END OF THE YEAR ................  $  923,753,561      $1,093,215,279
                                                    ==============      ==============

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT LOSS ..............................  $     (118,121)     $      (97,358)
                                                    ==============      ==============

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                          December 31, 2002 | 23

Financial Highlights
--------------------------------------------------------------------------------

SELECT VALUE FUND
--------------------------------------------------------------------------------

                                                                       For the year ended December 31,
                                                ------------------------------------------------------------------------------
                                                    2002         2001            2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year ............ $    17.30   $    15.03       $   11.73       $    11.94       $    12.30
Income (loss) from investment operations:
   Net investment income ......................       0.03         0.08            0.17             0.17             0.30
   Net realized and unrealized gains (losses)
     on investments ...........................      (2.43)        2.37            3.41             0.04            (0.10)
                                                ------------ -------------    -----------     ------------     ------------
       Total income (loss) from investment
          operations ..........................      (2.40)        2.45            3.58             0.21             0.20
Less distributions from:
   Net investment income ......................      (0.03)       (0.02)          (0.14)           (0.17)           (0.30)
   Net realized gains on investments ..........         --        (0.16)          (0.14)           (0.25)           (0.26)
                                                ------------ -------------    -----------     ------------     ------------
     Total distributions ......................      (0.03)       (0.18)          (0.28)           (0.42)           (0.56)
                                                ------------ -------------    -----------     ------------     ------------
Net asset value, end of year .................. $    14.87        17.30       $   15.03       $    11.73       $    11.94
                                                ============ =============    ===========     ============     ============

TOTAL RETURN ..................................     (13.85)%      16.43%          30.63%            1.95%            1.73%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of year (in thousands) ..... $   56,268       29,462       $  10,947       $    7,118       $    8,025
   Percentage of operating expenses before
     interest expense to average net assets ...       1.46%        1.48%/(1)/      1.22%/(1)/       0.72%/(1)/       0.00%/(1)/
   Percentage of interest expense to
     average net assets .......................         --           --            0.00%            0.02%              --
   Percentage of net investment income to
     average net assets .......................       0.21%        0.78%           1.42%            1.38%            2.37%
   Portfolio turnover rate ....................         39%         108%            120%             160%              48%

/(1)/ If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001, 2000, 1999 and 1998 would have been 1.93%, 2.45%, 2.58% and 1.92%, respectively.

     The accompanying Notes to Financial Statements are an integral part of these Statements.

24 | Annual Report

Financial Highlights
--------------------------------------------------------------------------------

VALUE PLUS FUND
--------------------------------------------------------------------------------

                                                                                   For the year ended December 31,
                                                                   -------------------------------------------------------------
                                                                     2002        2001        2000        1999         1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year .............................   $  16.12    $  12.11    $  13.57    $  13.80     $  16.13
Income (loss) from investment operations:
  Net investment income ........................................       0.12        0.18        0.25        0.46         0.62
  Net realized and unrealized gains (losses) on investments ....      (0.73)       4.01       (1.42)      (0.25)       (2.32)
                                                                   --------    --------    --------    --------     --------
    Total income (loss) from investment operations .............      (0.61)       4.19       (1.17)       0.21        (1.70)
Less distributions from:
  Net investment income ........................................      (0.12)      (0.18)      (0.29)      (0.44)       (0.60)
  Net realized gains on investments ............................         --          --          --          --        (0.03)
                                                                   --------    --------    --------    --------     --------
    Total distributions ........................................      (0.12)      (0.18)      (0.29)      (0.44)       (0.63)
                                                                   --------    --------    --------    --------     --------

Net asset value, end of year ...................................   $  15.39    $  16.12    $  12.11    $  13.57     $  13.80
                                                                   ========    ========    ========    ========     ========

TOTAL RETURN ...................................................      (3.79)%     34.76%      (8.83)%      1.67%      (10.78)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands) .......................   $ 57,657    $ 60,057    $ 44,352    $ 87,065     $174,314
  Percentage of operating expenses before interest
    expense to average net assets ..............................       1.44%       1.48%       1.36%       1.28%        1.21%
  Percentage of interest expense to average net assets .........         --          --        0.21%       0.11%        0.03%
  Percentage of net investment income to average net assets ....       0.75%       1.27%       1.71%       3.05%        3.77%
  Portfolio turnover rate ......................................         65%         80%        121%         82%          64%

The accompanying Notes to Financial Statements are an integral part of these Statements.

                                                          December 31, 2002 | 25

Financial Highlights
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

                                                                                  For the year ended December 31,
                                                                 -----------------------------------------------------------------
                                                                   2002          2001       2000        1999               1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of year ............................. $  37.25    $    32.98    $  36.50   $    29.29        $    33.87
Income (loss) from investment operations:
  Net investment income (loss) .................................    (0.17)        (0.10)      (0.18)       (0.21)/(1)/        0.08
  Net realized and unrealized gains (losses) on investments ....    (4.09)         9.57        0.69         7.52             (3.97)
                                                                 --------    ----------    --------   ----------        ----------
    Total income (loss) from investment operations .............    (4.26)         9.47        0.51         7.31             (3.89)
Less distributions from:
  Net investment income ........................................       --            --          --           --             (0.06)
  Net realized losses on investments ...........................    (1.53)        (5.20)      (4.03)       (0.10)            (0.63)
                                                                 --------    ----------    --------   ----------        ----------
    Total distributions ........................................    (1.53)        (5.20)      (4.03)       (0.10)            (0.69)
                                                                 --------    ----------    --------   ----------        ----------
Net asset value, end of year ................................... $  31.46    $    37.25    $  32.98   $    36.50        $    29.29
                                                                 ========    ==========    ========   ==========        ==========

TOTAL RETURN ...................................................   (11.49)%       29.45%       2.03%       25.01%           (11.46)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (in thousands) ....................... $923,754    $1,093,215    $895,531   $1,195,067        $1,545,495
  Percentage of operating expenses before interest
    expense to average net assets ..............................     1.29%         1.29%       1.22%        1.21%             1.15%
  Percentage of interest expense to average net assets .........       --            --        0.06%        0.13%             0.00%
  Percentage of net investment income (loss) to average net
    assets .....................................................    (0.48)%       (0.29)%     (0.46)%      (0.70)%            0.22%
  Portfolio turnover rate ......................................       49%           56%         48%          23%               36%

/(1)/ Net investment loss per share is calculated using average shares outstanding.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26 | Annual Report

                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

(1) Organization

Heartland Group, Inc. (the "Corporation") is registered as an open-end management investment company under the Investment Company Act of 1940. The Select Value Fund, Value Plus Fund and Value Fund (the "Funds"), each of which is a diversified fund, were issued by the Corporation at December 31, 2002.

(2) Summary of Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

    (a) Portfolio securities which are traded on stock exchanges are valued at the last sales price as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security, for which the last sale price during regular trading hours on the day of valuation is available from NASDAQ, is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the London Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

    (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

        Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Net assets are not affected by these reclassifications.

    (c) Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2002, the Value Fund utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 2002, the Value Fund recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $10,434,989.

    (d) The Funds record security and shareholder transactions on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

    (e) The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among all Funds issued by the Corporation in proportion to their respective net assets, number of open shareholder accounts, number of funds, net sales or some combination thereof, as applicable.

    (f) Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

        The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract's price may result in a loss which could render a portfolio's hedging strategy unsuccessful. The Funds had no open futures contracts at December 31, 2002.

    (g) The Funds may each engage in "short sales against the box." These transactions involve selling a security that a Fund owns for delivery at a specified date in the future. Similarly, each of these Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror.

        For financial statement purposes, an amount equal to a short sale's settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short, at value, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position.

    (h) Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges and enter into closing transactions with respect to such options. The Funds may also purchase put and call options. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. The Funds had no transactions in written covered call options during the year ended December 31, 2002.

    (i) At December 31, 2002, 1.9% of the Value Fund's net assets were illiquid, as defined pursuant to guidelines established by the Board of Directors.

    (j) The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

    (k) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) Investment Management Fees and Transactions with Related Parties

    The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreement, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

                                                          December 31, 2002 | 27

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distributor is Heartland Investor Services, LLC, (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to 0.25% of their daily net assets. Such payment represents compensation for distributing and servicing the Fund's shares. Fees unutilized by the Plan during the calendar year, if any, are reimbursed to the respective Funds. Heartland Investor Services, LLC is an indirect wholly-owned subsidiary of the BISYS Group, Inc. and is an affiliate of the Funds' transfer agent and fund accountant, BISYS Fund Services Ohio, Inc.

     During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund's ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. If operating expenses fall below the aforementioned expense limitation, the Fund will begin paying the Advisor for fees previously waived and expenses previously reimbursed. This repayment will continue for up to three years after the end of the fiscal year in which a fee is waived or an expense is paid, subject to any expense limitation then in effect, until the Fund has repaid the Advisor for the entire amount or when such three-year period expires. During the period January 1, 2000 through April 30, 2000, the Advisor reimbursed the Select Value Fund expenses of $20,498, which are subject to potential repayment by the Fund, expiring at December 31, 2003.

     Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceed 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceed 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver.

     Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

     Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors' fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2002, $180,116 and $69,487 of deferred Directors' fees were invested in the Select Value and Value Funds, respectively.

     As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)  Early Redemption Fee

     For the Value Plus and Value Funds, certain shares purchased on or after October 1, 1999, that were redeemed or exchanged in less than 270 days, are assessed a fee of 1% of the current net asset value of the shares. Beginning May 11, 2001, the holding period was reduced from 270 to 90 days. The fee, applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. Fees for the Value Plus and Value Funds were $63,277 and $296,964, respectively, for the year ended December 31, 2002. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as "paid in capital."

(5)  Investment Transactions and Income Tax Basis Information

     During the year ended December 31, 2002, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

                                    SELECT           VALUE
                                  VALUE FUND       PLUS FUND        VALUE FUND
                                -------------    -------------    -------------
     Cost of purchases          $  60,741,623    $  40,914,515    $ 484,513,182
     Proceeds from sales           19,831,459       37,985,411      572,568,417

     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                     SELECT           VALUE
                                                   VALUE FUND       PLUS FUND        VALUE FUND
                                                 -------------    -------------    -------------
     Cost of investments                         $  61,903,794    $  58,084,864    $ 778,668,319

     Gross unrealized appreciation               $   2,863,503    $   5,658,209    $ 207,958,773
     Gross unrealized depreciation                  (8,536,360)      (4,748,386)     (78,085,671)
                                                 -------------    -------------    -------------
     Net tax unrealized appreciation
        (depreciation) on investments            $  (5,672,857)   $     909,823    $ 129,873,102
                                                 =============    =============    =============

     Undistributed ordinary income               $       5,161    $       3,707    $          --
     Undistributed net realized gains                       --               --               --

     Capital loss carryforward, beginning of
        year                                     $          --    $  16,760,737    $          --
     Capital loss carryforward, generated
        (utilized)                                   1,324,636       (1,602,109)              --
                                                 -------------    -------------    -------------
     Capital loss carryforward, end of year      $   1,324,636    $  15,158,628    $          --
                                                 =============    =============    =============
     Expiration                                           2010             2007              N/A

     The Select Value and Value Plus Funds do not intend to make distributions of any future realized capital gains until their Federal income tax capital loss carryforward is completely utilized.

     Net realized gains or losses may differ for Federal income tax purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, wash sales, and the marking-to-market of open futures contracts. At December 31, 2002, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses of $1,632,902, $946,384 and $3,948,283, respectively.

28 | Annual Report

The tax components of dividends paid during the following years were as follows:

                                                    SELECT VALUE FUND         VALUE PLUS FUND                 VALUE FUND
                                                  ---------------------    ----------------------    ----------------------------
                                                     2002       2001          2002         2001          2002            2001
                                                  ---------------------    ----------------------    ----------------------------
    Ordinary income                               $ 127,175   $  71,653    $  517,928   $ 598,680    $    739,077   $  18,356,411
    Long-term capital gains                              --      61,745            --          --      43,136,527     120,403.980

(6) Fund Share Transactions
    For the year ended December 31, 2002, Fund share transactions were as follows:

                                                     SELECT           VALUE
                                                   VALUE FUND       PLUS FUND    VALUE FUND
                                                  ------------    ------------  -------------
    Shares issued                                 $  4,816,815    $  2,497,746  $   7,431,572
    Reinvested distributions from net investment
      income & distributions from net realized
      gains on investments                               8,275          23,822      1,293,622
    Shares redeemed
                                                    (2,745,451)     (2,499,872)    (8,714,283)
    Net increase in Fund shares                   ------------    ------------  -------------
                                                     2,079,639          21,696         10,911
                                                  ============    ============  =============

    For the year ended December 31, 2001, Fund share transactions were as follows:

                                                     SELECT           VALUE
                                                   VALUE FUND       PLUS FUND    VALUE FUND
                                                  ------------    ------------  -------------
    Shares issued                                 $  2,136,379    $  1,195,082  $   7,568,550
    Reinvested distributions from net investment
      income & distributions from net realized
      gains on investments                               7,804          39,578      3,500,561
    Shares redeemed                                 (1,169,326)     (1,173,616)    (8,873,072)
                                                  ------------    ------------  -------------
    Net increase in Fund shares                        974,857          61,044      2,196,039
                                                  ============    ============  =============

(7) Litigation

    On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund. Subsequently, four other suits, by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its funds, directors or officers.

(8) Transactions with Affiliates

    The following companies are affiliated with the Value Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from January 1, 2002 through December 31, 2002. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940:

                                                          December 31, 2002 | 29

                                            Share                                          Share                         Realized
                                          Balance at                                     Balance at                       Gains
Security Name                            Jan. 1, 2002        Purchases      Sales     December 31, 2002    Dividends     (Losses)
------------------------------------------------------------------------------------------------------------------------------------
Access Pharmaceuticals, Inc.                 1,285,500               0       32,100        1,253,400     $         0   $    (85,708)
AirNet Systems, Inc.                            94,000         706,000            0          800,000               0              0
Almost Family, Inc.                            250,000               0            0          250,000               0              0
American Physicians Service Group,
  Inc.                                         247,100               0       59,900          187,200               0        (53,015)
Aphton Corp.                                   969,334       1,130,666            0        2,100,000               0              0
Asia Pacific Wire & Cable
  Corporation, Ltd.                          1,073,300          64,000            0        1,137,300               0              0
Badger Meter, Inc.                             200,000               0            0          200,000         204,000              0
Barrett Business Services, Inc.                500,000               0            0          500,000               0              0
Buckhead America Corp.                         183,600               0      183,600                0               0       (645,379)
Ceres Group, Inc.                            1,000,000               0    1,000,000                0               0      1,672,059
Chronimed, Inc.                                871,300          43,700      501,700          413,300               0     (1,810,622)
CINAR Corp. (Class B)                        3,000,000               0      407,500        2,592,500               0       (910,038)
Commonwealth Industries, Inc.                  919,200               0       60,003          859,197         181,285       (175,962)
Datalink Corp.                                 550,000               0       36,600          513,400               0       (190,347)
Discovery Laboratories, Inc.                         0       1,878,300            0        1,878,300               0              0
Discovery Partners International, Inc.       1,363,000          45,000      408,000        1,000,000               0     (1,847,716)
Duckwall-ALCO Stores, Inc.                     400,000               0            0          400,000               0              0
eBenx, Inc.                                  1,149,200         626,900    1,776,100                0               0      2,760,207
FiberMark, Inc.                                391,600               0            0          391,600               0              0
Gehl Co.                                       270,000               0      100,000          170,000               0        801,434
Global-Tech Appliances, Inc.                 1,200,000               0            0        1,200,000               0              0
Hampshire Group, Ltd.                          286,200          13,800            0          300,000               0              0
Harvest Natural Resources, Inc.              2,033,000/(2)/    367,000            0        2,400,000               0              0
HMN Financial, Inc.                            300,000               0            0          300,000         204,000              0
Home Federal Bancorp                           268,250               0            0          268,250         157,597              0
Horipro, Inc.                                  720,000               0            0          720,000          40,440              0
4Imprint PLC                                         0       1,350,000            0        1,350,000          13,646              0
Invivo Corp.                                   400,000               0            0          400,000               0              0
John B. Sanfilippo & Son, Inc.                 537,500               0            0          537,500               0              0
Kennedy-Wilson, Inc.                           446,000          54,000            0          500,000               0              0
Lifecore Biomedical, Inc.                      700,000               0      215,200          484,800               0        834,868
Lufkin Industries, Inc.                        400,000               0      323,500           76,500         148,590      3,675,222
MAPICS, Inc.                                 1,240,000               0      113,100        1,126,900               0        242,638
Marten Transport, Ltd.                         335,000               0            0          335,000               0              0
Massbank Corp.                                 200,033          86,717      286,750                0         193,193      4,878,139
Matrix Pharmaceutical, Inc.                  2,100,000               0    2,100,000                0               0      2,062,205
MEDTOX Scientific, Inc.                        179,080         240,920            0          420,000               0              0
MFRI, Inc.                                     470,000               0            0          470,000               0              0
Midas, Inc.                                    500,000         500,000      476,700          523,300               0     (3,863,119)
Moore Medical Corporation                      242,700          39,900            0          282,600               0              0
Nabi Biopharmaceuticals                      2,500,000               0            0        2,500,000               0              0
National Home Health Care Corp.                441,000/(1)/          0            0          441,000               0              0
Navigant Consulting, Inc.                    3,335,200         164,800      250,000        3,250,000               0        (81,699)
Nissui Pharmaceutical Co., Ltd.                938,000               0            0          938,000          65,463              0
O.I. Corporation                               250,000               0       50,000          200,000               0         85,745
Oil Dri Corporation of America                 450,000               0            0          450,000         162,000              0
Ontrack Data International, Inc.               550,000               0      550,000                0               0      3,017,202
OrthoLogic Corp.                             2,200,000               0      200,000        2,000,000               0         60,300
Osteotech, Inc.                                950,000               0       75,000          875,000               0        144,168
Outlook Group Corp.                            380,400               0            0          380,400          19,020              0
Pointe Financial Corp.                         111,000               0            0          111,000          22,200              0
Preserver Group, Inc.                          200,000               0      200,000                0               0       (772,898)
Ramsay Youth Services, Inc.                    806,400               0       35,000          771,400               0         80,783
The Rottlund Company, Inc.                     500,000               0      500,000                0               0      1,788,794
ShoLodge, Inc.                                 530,000               0            0          530,000               0              0
SIFCO Industries, Inc.                         265,600               0       22,600          243,000               0       (242,879)
Spacelabs Medical, Inc.                        592,700               0      592,700                0               0       (152,908)
SPAR Group, Inc.                             1,568,100               0       20,200        1,547,900               0         64,956
Summit Bank Corp.                               92,160         107,840            0          200,000          80,000              0
Superior Consultant Holdings
  Corporation                                  500,000         226,800            0          726,800               0              0
Trover Solutions, Inc.                         568,300/(3)/     31,700            0          600,000               0              0
US Oncology Inc.                             4,500,000               0    1,752,900        2,747,100               0      5,221,023
Vascular Solutions, Inc.                             0         871,700            0          871,700               0              0
Wackenhut Corp. (Class B)                      600,000               0      600,000                0               0     11,965,571
Zindart, Ltd. ADR                              563,000               0            0          563,000               0              0
                                                                                                         -----------   ------------
                                                                                                         $ 1,491,434   $ 28,523,024
                                                                                                         ===========   ============

/(1)/ Adjusted for 5% stock dividend.
/(2)/ Name changed from Benton Oil and Gas, effective May 21, 2002.
/(3)/ Name changed from Healthcare Recoveries, effective January 17, 2002.

                      END OF NOTES TO FINANCIAL STATEMENTS

30 | Annual Report

                   Federal Income Tax Information (unaudited)

In early 2003, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2002. The Fund hereby designates the following amounts as long-term capital gain distributions.

                                           SELECT         VALUE
                                         VALUE FUND      PLUS FUND       VALUE FUND
                                       --------------  -------------  ----------------
Long-Term Capital Gains                  $       --      $      --      $ 53,571,516

The amount above includes $10,434,989 of earnings and profits distributed to shareholders on redemptions for the Value Fund.

For the Select Value, Value Plus and Value Funds, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended December 31, 2001, is 100.00%, 100.00%, and 0.00%, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Heartland Group, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heartland Select Value Fund, Heartland Value Plus Fund and Heartland Value Fund (three of the six portfolios of Heartland Group, Inc., and hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 3, 2003

                                                          December 31, 2002 | 31

                                   Management

Heartland is governed by a Board of Directors that oversees its business affairs, and meets regularly to review the Fund's investments, performance and expenses. The Board elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors. The Directors and officers of Heartland are listed below, together with their principal occupations during the past five years.

     Name,               Position(s) Held Term of Office               Principal                     Number of           Other
  Address and             with Heartland  and Length of             Occupations During            Heartland Funds    Directorships
 Date of Birth             Group, Inc.     Time Served                Past Five Years          Overseen by Director Held by Director
------------------------------------------------------------------------------------------------------------------------------------
William J Nasgovitz/(1)/   President and   Since 12/84   President, Chief Executive Officer              3                None
789 N. Water Street        Director                      and Director, Heartland Advisors,
Milwaukee, WI 53202                                      Inc., since 1982.
10/8/44
------------------------------------------------------------------------------------------------------------------------------------
Hugh F. Denison/(2)/       Director        Since 5/89    Educator; Shareholder Ombudsman,                3                None
789 N. Water Street                                      Heartland Advisors, Inc., since
Milwaukee, WI 53202                                      January 1998; Vice President,
4/14/46                                                  Director of Research and Director,
                                                         Heartland Advisors, 1988 to 1996.

------------------------------------------------------------------------------------------------------------------------------------
Jon D. Hammes              Director        From 12/85    President, Hammes Company                       3                None
Suite 250, 18000 W.                        to 2/88;      (healthcare service and development
Sarah Lane                                 Since 5/93    company) since 1991.
Brookfield, WI 53045
2/17/48
------------------------------------------------------------------------------------------------------------------------------------
A. Gary Shilling           Director        Since 4/95    President, A. Gary Shilling &                   3                None
500 Morris Avenue                                        Company Inc. (economic consultants
Springfield, NJ 07081                                    and investment advisors), since
5/25/37                                                  1978.
------------------------------------------------------------------------------------------------------------------------------------
Allan H. Stefl             Director        Since 10/98   Senior Vice President, Nestle USA,              3                None
800 N. Brand Blvd.                                       since 1993.
Glendale, CA 91203
8/24/43
------------------------------------------------------------------------------------------------------------------------------------
Linda F. Stephenson        Director        Since 5/94    President and Chief Executive                   3                None
735 W. Wisconsin Ave.                                    Officer, Zigman Joseph Stephenson
#1200                                                    (a public relations and marketing
Milwaukee, WI 53233                                      communications firm), since 1989.
1/30/41
------------------------------------------------------------------------------------------------------------------------------------
Paul T. Beste              Vice President  Since 9/97    Secretary and Treasurer, Heartland              N/A              N/A
789 N. Water Street        Secretary       Since 11/02   Value Manager, LLC., since August
Milwaukee, WI 53202                                      2000; Compliance Officer, Heartland
1/23/56                                                  Advisors, Inc. since November 2002;
                                                         Chief Operating Officer, Heartland
                                                         Advisors, Inc. since December 1999
                                                         and Director, Heartland Advisors,
                                                         Inc., since June 2000; Senior Vice
                                                         President - Investment Operations,
                                                         Heartland Advisors, Inc., September
                                                         1998 to December 1999; Investment
                                                         Operations Officer, Heartland
                                                         Advisors, 1997 to 1998; Director of
                                                         Taxes/Compliance, Strong Capital
                                                         Management, Inc., 1992 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Nicole J. Best             Treasurer and   Since 6/00    Senior Vice President and Treasurer,            N/A              N/A
789 N. Water Street        Principal                     Heartland Advisors, Inc., since
Milwaukee, WI 53202        Accounting                    March 2001; employed by Heartland
9/2/73                     Officer                       Advisors, Inc., in other capacities
                                                         since March 1998; employed by Arthur
                                                         Andersen LLP, 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position as its President and as president of Heartland Advisors, Inc.

/(2)/ Mr. Denison is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Jon D. Hammes, A. Gary Shilling, Allan H. Stefl and Linda F. Stephenson. Mr. Shilling serves as chairman of the audit committee and Ms. Stephenson serves as chairperson of the nominating committee.

The audit committee annually recommends the selection of the independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the system and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had 4 meetings during the fiscal year ended December 31, 2002.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by shareholders of the Funds. The nominating committee had no meetings during the fiscal year ended December 31, 2002.

32 | Annual Report

                                   Definitions

                                ----------------

Please Note...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each Fund. For the Select Value, Value Plus and Value Funds, the measurements are based on monthly data for the 3-year period ended 12/31/02.

Alpha is a measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta is a measure of the sensitivity of a portfolio's rate of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared is a measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

Other Definitions

The Dow Jones Industrial Average is computed by summing the prices of the stocks of 30 companies and then dividing that total by an adjusted value-one which has been adjusted over the years to account for the effects of stock splits on the prices of the 30 companies. It is not possible to invest directly in an index.

The NASDAQ Composite Index includes all stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in an index.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company's per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company's operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

S&P 500 Barra Growth Index is an unmanaged index of companies within the S&P 500 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P 500 Barra Value Index is an unmanaged index of companies within the S&P 500 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged index of 500 stocks representing major U.S. industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Growth Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the highest price-to-book ratios within the higher 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is an unmanaged index of companies within the S&P MidCap 400 Index that have the lowest price-to-book ratios within the lower 50 percentile of market capitalizations. It is not possible to invest directly in an index.

S&P MidCap 400 Index includes stocks in the middle capitalization range, excluding mid-cap stocks already included in the S&P 500 Index. It is not possible to invest directly in an index.

Value Line Index represents 1,700 companies from the New York and American Stock Exchanges and the over-the-counter market. Each of the 1,700 stocks, regardless of market price or total market value, are weighted equally. It is not possible to invest directly in an index.

                                                          December 31, 2002 | 33

                      The Heartland Family of Equity Funds

                                Select Value Fund
                              --------------------
                                 Value Plus Fund
                              --------------------
                                   Value Fund
                              --------------------


                             [LOGO] Heartland Funds
                           --------------------------
                           AMERICA'S VALUE INVESTOR(R)

                              Individual Investors:
                         1.800.HEARTLN (1.800.432.7856)

                               Financial Advisors:
                   Financial Advisor Services: 1.800.442.6391

                             www.heartlandfunds.com

                  Heartland Investor Services, LLC, Distributor
                                3435 Stelzer Road
                              Columbus, Ohio 43219


The performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager's views when made and are subject to change at any time based on market and other considerations.

This material may only be used when preceded or accompanied by a prospectus for the Fund(s) listed on the front cover.